                                                                     EXHIBIT 3.1


                           STATE OF SOUTH CAROLINA
                             SECRETARY OF STATE


                             ARTICLES OF AMENDMENT

       Pursuant to Section 3-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.     The name of the corporation is The Seibels Bruce Group, Inc.

2. On April 9. 1997, the corporation adopted the following Amendment(s) of its Articles of Incorporation (Type or attach the complete test of Each Amendment):

      Article 4 of the Company's Articles of Incorporation is amended to add the following language before the paragraph beginning with the words "If shares are divided":

  "Effective at 11:59 p.m. (the "Effective Time"') on the date of filing of Articles of Amendment with the Secretary of State of the State of South Carolina set6ng forth this Amendment (the "Effective Date"), each four (4) shares of authorized Common Stock issued and outstanding or held in the treasury of the Corporation immediately prior to the Effective Time shall automatically be reclassified and changed into one (1) validly issued, fully paid and nonassessable share of Common Stock (a "New Share'). Each holder of record of shares of Common Stock so reclassified and changed shall at the Effective time automatically become the record owner of the number of New Shares as shall result from such reclassification and change. Each such record holder shall be entitled to receive, upon the surrender of the certificate or certificates representing transfer agent of the Corporation in such form and accompanied by such documents, if any, as may be prescribed by the transfer agent of the Corporation, a new certificate or certificates representing the number of New Shares of which he or she is the record owner after @ effect to the provisions of this Article 4. The Corporation shall not issue fractional New Shares. Shareholders entitled to receive fractional New Shares shall receive cash in lieu of any fractional shares at a price per share equal to the product of (a) the number of shares of the Common Stock held by such holder immediately prior to the Effective Time which have not been classified into a whole New Share, multiplied by (b) the arithmetic average of the closing bid and closing asked prices of the Common Stock regular way as reported on The Nasdaq National Market for the (30) days immediately preceding the third day prior to the Effective Date."

  3. The manner, if not set forth in the Amendment, in which any exchange,reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows (If not applicable, insert "Not applicable, or "NA"):

                                        Certified to be a true and correct Copy
                                        as taken from and compared with
                                        The Original on File in This Office APR
                                        10 1997

                               Not applicable

4.     Complete either a or b, whichever is applicable.
         a.   X-Amendment(s) adopted by shareholder action.
         At the date of adoption of the Amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:


                                                               Number of Votes               Number of Undisputed'
Voting Group            Number of         Number of Votes        Represented                    Shares Voted
Common Stock       Outstanding Shares   Entitled to be Cast     at the Meeting          For                      Against
------------------------------------------------------------------------------------------------------------------------------------
24,664,373             24,664,373           22,300,534          21,901,998            331,527               (67,009 Abstaining)

  NOTE:Pursuant to Section 33-10-106(6)(i), the corporation can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number of cast for the amendment by each voting group was sufficient for approval by that voting group.

         b. X-Amendment(s) adopted by the incorporators or board of directors without shareholder approval pursuant to Section 33-6-102(d). 33-10-102 and 33-10-105 of the 1976 South Carolina Code, as amended, and shareholder action was not required.

5. Unless a delayed date is specified, the effective date of these Articles of Amendment shall be the date of acceptance for by the Secretary of State (See Section 33-1-230(b)):


Date: April 10. 1997                          The Seibels Bruce Group . Inc.
      --------------                          ------------------------------


                                        By:   Ernst N. Csiszar, CEO and
                                        -------------------------------
                                        President
                                        ---------

Pursuant to Section 33-10-106(6)(t), the Corporation can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number of cast votes for the amendment by each voting group was sufficient for approval by that voting group.

                            STATE OF SOUTH CAROLINA           SECRETARY OF STATE
                              SECRETARY OF STATE                      FILED
                            ARTICLES.OF CORRECTION
                                                                  MAY 1 3 1997
                                                             Am               Pm

       The following information is submitted pursuant to Section 33-1-240 of the 1976.South Carolina Code, as amended,.

  1. The name of the corporation is          The Seibels Bruce Group, Inc.

  2. That on April 10, 1997. the corporation filed (fill out whichever is applicable):

       a.      )          The following described document:

       b.     X)          The attached document ( attach copy Of the document).

  3.   That this document was Incorrect in the following manner:
  The number of shares of common stock (24,664,373) listed in Section 4 under the columms_"Number of Outstanding Shares" and "Number of Votes Entitled to be Cast" was incorrect.

  That the incorrect matters stated in Paragraph 3 should be revised as follows: The number of shares of common stock listed in Section 4 under the columns "Number of (Outstanding Shares" and "Number of Votes Entitled to be Cast" should be changed to 24,691,029.-

     Date: 5/13/97                          The Seibels Bruce Group, Inc.
                                            -----------------------------
                                                 (Name of the Corporation)

                                   BY: Priscilla C. Brooks, Corporate Secretary
                                       ----------------------------------------

     (Certified to be a true and correct copy as taken
       from and compared with the original on file
        in this office)
              MAY 13 1997
(Secretary of State of South Carolina)

FILING INSTRUCTIONS

  1. Two copies of this form, the original and either a duplicate original or a certified copy, must be filed.

  2. Filing Fee(payable to the Secretary of State at the time of filing this application) - $10.00

                                  SPECIAL NOTE

  Section 33-1-240(c) states that articles of correction are effective on the effective date of the document they correct except as to persons relying on the uncorrected document and adversely affected by the correction. As to those persons, articles of correction are effective when filed.

                                               Form Approved BY South Carolina
                                               Secretary of State 1989

                           STATE OF SOUTH CAROLINA            SECRETARY OF STATE
                              SECRETARY OF STATE                     FILED
                                                            AM       APR 10 1997

                            ARTICLES OF AMENDMENT

       Pursuant to Section 3-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

I . The name of the corporation is The Seibels Bruce Group, Inc.

2. On April 9. 199.7 the corporation adopted the following Amendment(s) of its Articles of Incorporation (Type or attach the complete test of Each Amendment):

Article 4 of the Company's Articles of Incorporation is amended to add the following before the paragraph b with the words "If shares are divided . ...":

       "Effective at 11:59 p.m. (the "Effective Time) on the date of @ of Articles of Amendment with the Secretary of State of the State of South Carolina setting forth this Amendment (the "Effective Date), each four (4) shares of authorized Common Stock issued and outstanding or held in the treasury of the Corporation immediately prior to the Effective Time shall automatically be reclassified and changed into one (1) validly issued, fully paid and nonassessable share of Common Stock (a "New Share!). Each holder of record of shares of Common Stock so reclassified and changed shall at the Effective Time automatically become the record owner of the New Shares as a result from such reclassification and change. Each such record holder shall be entitled to upon the surrender of the certificate or certificates representing the shares of Common Stock so reclassified and changed at the office of the agent of the Corporation m such form and accompanied by such if any, as may be prescribed by the agent of the Corporation, anew certificate or certificates representing the number of New Shares of which he or she is the record owner after giving effect to the provisions of this Article 4. The Corporation shall not line fractional New Shares. Shareholders entitled to receive fractional New Shares shall receive cash in lieu of any fractional shares at a price per share equal to the product of (a) the number of shares of the Common Stock held by such holder immediately prior to the Effective Time which have not been classified into a whole New Share, multiplied by (b) the arithmetic average of the closing bid and closing asked prices of the Common Stock regular way as reported on The Nasdaq National Market for the @ (30) days immediately preceding the third day prior to the Effective Date."

3 . The manner, if not set forth in the Amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows (If not applicable, insert "Not applicable!' or "NA!'):

Certified to be a true and correct copy   as taken from and compared with the
original on file in this office


       April 10, 1997                                      Not applicable


4.     Complete either a or b, whichever is applicable.
       a.   X Amendment(s) adopted by shareholder action.
       At the date of adoption of the Amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:

  Voting Group   Number of    Number of       Number of            Number of
  Common Stock   Outstanding  Votes Entitled  Votes Represented    Undisputed
                 Shares       To be Cast      at the Meeting       Shares Voted
                                                                 For      Against
---------------------------------------------------------------------------------
               24,664,373   24,664,373      22,300,534     12,901,998  331,527
                                                           (67,009 Abstaining)

NOTE:Pursuant to Section 33-10-106(6)(i), the corporation can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number of cast for the amendment by each voting group was sufficient for approval by that voting group.

         b. Amendment(s) adopted by the incorporators or board of directors without shareholder approval to Section 33-6-102(d) and 33-10-105 of the 1976 South Carolina Code, as amended, and shareholder action was not required.

5. Unless a delayed date is specified, the effective date of these Articles of Amendment shall be the date of acceptance for filing by the Secretary of State (See Section 33-1-230(b)):

Date: April 10, 1997                              The Seibels Bruce Group, Inc.
      --------------                              -----------------------------

                                        Ernst N. Csiszar, CEO and President
                                        -----------------------------------

Pursuant to Section 33-10-106(6)(i), the corporation can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number of cast votes for the amendment by that voting group was sufficient for approval by that voting group.

                            STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                             ARTICLES OF AMENDMENT
Secretary of State
Filed Nov 26 1997


         Pursuant Sections 3-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1. The name of the corporation is         The Seibels Bruce Group, Inc.

2. On October 16, 1997 the corporation adopted the following Amendment(s) of its Articles of Incorporation:

             (Type or attach the complete text of Each Amendment)

See attached Articles of Amendment

3. The manner, if not set forth in the amendment, in which any exchange,reclassification,or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "not applicable" Or N/A").

                 Not applicable

4.       Complete either a or b, whichever is applicable.

         a.      13 Amendment(s) adopted by shareholder action.

         At the date of adoption of the amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:

Voting     Number of     Number of       Number of Votes      Number of Undisputed
Group      Outstanding   Votes Entitled  Represented at       Shares
Voted      Shares        To be Cast       the meeting         For Against
-------------------------------------------------------------------------

                                        Certified to be a true and Correct copy
                                        as taken from And compared
                                        with the original on file in
                                        this office

Nov 26 1997   Secretary of State of South Carolina

                            STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                             ARTICLES OF AMENDMENT
                      TO THE ARTICLES OF INCORPORATION OF
                         THE SEIBELS BRUCE GROUP, INC.

TO THE SECRETARY OF STATE OF SOUTH CAROLINA:

         The undersigned corporation amending its Articles of Incorporation submits for filing these Articles of Amendment setting forth the following as required under Section 33-6-102 of the Code of Laws of South Carolina
Annotated:

         (1) The name of the corporation is The Seibels Bruce Group, Inc. (the "Corporation").

         (2) The text of the amendment (the "Amendment") is to add the Following provisions to Section 4 of the Articles of Incorporation of the
Corporation:

                                    SUBPART I

                              DESIGNATION AND RANK

         1.1 Destination. A single series of Special Stock designated "Cumulative Convertible Redeemable Nonvoting Special Preferred Stock" (hereinafter called the "Convertible Stock") is hereby authorized. The number of authorized shares constituting the Convertible Stock is 220,000 Shares of the Convertible Stock shall be issued at a stated value of $10.00 per share(the "Stated Value").

         1.2 Rank. With respect to the payment of the dividends and other distributions with respect to the capital stock of the Corporation, including the distribution of the assets of the Corporation upon liquidation, dissolution or winding up, the Convertible Stock shall not be junior to any other series or class of stock of the Corporation.

                                  SUBPART 2
                                DIVIDEND RIGHTS

         2.1 Dividend Rate. From the date of original issuance, dividends shall accrue on each share of Convertible Stock at an annual rate equal to $0.62 per share. The annual rate at which such dividends shall accrue is hereinafter referred to as the "Dividend Rate."

         2.2 Accrual and Payment. Dividends on each share of Convertible Stock shall be cumulative and except as otherwise provided herein, dividends on the Convertible Stock shall be payable, when and as declared by the Board of Directors or a committee thereof, on December 3 1, March 3 1, June 3 0 and September 3 0 (or, if such day is not a Business Day (as hereinafter defined), on the next Business Day thereafter) of each year, commencing on December 31, 1997 (each such date being hereinafter referred to as a "Dividend Payment Date"), to holders of record as they appear on the books of the Corporation on such record date, not preceding the date upon which the resolution fixing the record date is adopted and not exceeding 60 days preceding the relevant
Dividend Payment Date, as may be determined by the Board of Directors or a duly authorized committee thereof If declared, dividends shall be paid in cash on each Dividend Payment Date with respect to the quarterly period ending on such Dividend Payment Date. To the extent not declared and paid, dividends shall accumulate. The amount of dividends payable for the initial dividend period or any period shorter or longer than a full dividend period shall be calculated on the basis of a 360 day year of twelve 30-day months. Accrued dividends not paid on a Dividend Payment Date may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such record date, not preceding, the date upon which the resolution fixing, the record date is adopted and not exceeding 60 days preceding the payment date thereof, as may be fixed by the Board of Directors or a duly authorized committee thereof "Business Day" shall mean any day excluding Saturday, Sunday and any day on which the Fedwire funds transfer system of the Federal Reserve Banks is not available for the transfer of funds.

         3. Dividends or Distributions to Junior Stock. So long as any shares of Convertible Stock are outstanding, no dividend or distribution shall be declared or paid or set aside for payment on the common stock of the Corporation or on any other stock of the Corporation ranking junior to the Convertible Stock as to dividends, unless, full cumulative dividends on all outstanding shares of the Convertible Stock shall have been declared and paid through and including the most recent Dividend Payment Date.

                                  SUBPART 3

                              LIQUIDATION RIGHTS

         3.1 Preferences of Convertible Stock on Winding-Up of the Corporation. In the event of any voluntary or involuntary liquidation, dissolution, winding up of affairs of the Corporation or other similar event, before any distribution is made upon any class of stock of the Corporation ranking junior to the Convertible Stock, the holders of shares of Convertible Stock shall be entitled to be paid, out of the assets of the Corporation available for distribution to its shareholders, an amount per share equal to the Stated Value, plus an amount equal to all accrued and unpaid dividends (such amounts, together, the "Liquidation Value"). Neither the consolidation nor merger of the Corporation with or into any other corporation or corporations, nor the sale or lease of all or substantially all of the assets of the Corporation shall itself be deemed to be a liquidation, dissolution or winding-up of the affairs of the Corporation within the meaning, of any of the provisions of this Subpart 3.

         3.2 Pro Rata Distribution. If, upon distribution of the Corporation's assets in liquidation, dissolution, winding-up or other similar event, the net assets of the Corporation to be distributed among the holders of shares of Convertible Stock and any other class or series of stock of the Corporation ranking on a parity with the Convertible Stock as to distributions upon liquidation are insufficient to permit payment in full to such holders of the preferential amount to which they are entitled, then the entire net assets of the Corporation shall be distributed among the holders of shares of Convertible Stock and such other class or series of stock ratably in proportion to the full amounts to which they would otherwise be respectively entitled and such distributions may be made in cash or in property taken at its fair value (as determined in good faith by the Board of Directors), or both, at the election of the Board of Directors.

         3.3 Priority. All of the preferential amounts to be paid to the holders of the Convertible Stock and the holders of any other class or series of stock of the Corporation ranking on a parity with the Convertible Stock as to distributions upon liquidation shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to, the holders of the common stock of the Corporation and any other class or series of stock of the Corporation which is junior to the Convertible Stock as to distributions upon liquidation.

                                  SUBPART 4

                                VOTING RIGHTS

         4.1 General. The holders of shares of Convertible Stock shall have no voting rights except as required by law. The holders of Convertible

Stock shall be entitled to notice of any meeting of the stockholders of the Corporation.

                                  SUBPART 5

                                  REDEMPTION

         5.1 Optional Redemption by the Corporation. Issued and outstanding shares of the Convertible Stock shall be redeemable, at the option of the Corporation, as a whole or in part, at any time on or after August 15, 2000 up to but not including August 15, 2002, at a redemption price per share (the "Redemption Price") equal to $15.00 per share, plus any accrued and unpaid dividends through the Redemption Date (as hereinafter defined). On the Redemption Date, the Corporation shall pay to each holder of Convertible Stock an amount in cash equal to the aggregate Redemption Price for such holder's shares, by wire transfer of immediately available funds to such account as is designated by such holder.

         5.2 Mandatory Redemption by the Corporation. All of the issued and outstanding shares of Convertible Stock shall be redeemed by the Corporation on August 15, 2002 at a Redemption Price per share equal to $10.00 per share, plus any accrued and unpaid dividends through the Redemption Date. On the Redemption Date, the Corporation shall pay to each holder of Convertible Stock an amount in cash equal to the aggregate Redemption Price for such holder's shares, by wire transfer of immediately available federal funds to such account as is designated by such holder.

         5.3 Notice to Holders. The Corporation shall give notice of any redemption under this Subpart 5 at least 30 days prior to the date the Corporation is required to or proposes to redeem all or any portion, as applicable, of the outstanding shares of Convertible Stock (the "Redemption Date"), by registered mail (return receipt requested), postage prepaid, to each of the holders of record of the Convertible Stock; provided, however, that in the case of a mandatory redemption under Subpart 5.2 hereof the failure of the Corporation to give notice as required by this Subpart 5.3 shall not alter or affect the rights of the holders of the Convertible Stock to have their shares of Convertible Stock redeemed by the Corporation in accordance with the terms of this Subpart 5. Such notice shall be addressed to each such holder at the address as it appears on the stock transfer books of the Corporation and shall specify the Redemption Date. Notice having been mailed as aforesaid, from and after the close of business on the Redemption Date (unless default shall be made by the Corporation in payment of the Redemption Price), dividends on the shares of Convertible Stock shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the Redemption Price provided for herein) shall cease. Upon surrender in accordance with said notice of the certificates representing the shares so redeemed (properly endorsed or assigned for transfer, if required by the Board of Directors of the Corporation and the notice of redemption so states), such shares shall be redeemed by the Corporation at the Redemption Price provided for herein. Any shares of Convertible Stock which shall at any time have been redeemed shall, upon such redemption, be retired and the Corporation shall take all such steps as are necessary to cause such shares thereafter to have the status of authorized but unissued shares of Special Stock of the Company, without designation as to series, until such shares are once again designated as shares of a particular series of Special Stock of the Company.

                                  SUBPART 6

                              CONVERSION RIGHTS

                 6.1 Conversion. Holders of shares of Convertible Stock shall have the right to convert all or a portion of such shares (including fractions of such shares) into shares of common stock, par value $1.00 per share, of the Corporation (the "Common Stock"), as follows:

                 (a) Subject to and upon compliance with the provisions of this Subpart 6, a holder of shares of Convertible Stock shall have the right, at such holder's option, at any time on or after August 15, 2000 up to but not including August 15, 2002, to convert any of such shares (or fractions thereof) into the number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the Stated Value of the shares to be converted by the Conversion Price (as hereafter defined) and by surrender of such shares, such surrender to be made in the manner provided in paragraph (b) of this Subpart 6; provided, however, that the right to convert shares called for redemption pursuant to Subpart 5.1 hereof shall terminate at the close of business on (i) the date fixed for such redemption, or (ii) if the Corporation shall so elect and state in the notice of redemption, the date (which date shall be the date fixed for redemption or an earlier date not less than 30 days after the date of mailing of the redemption notice) on which the Corporation irrevocably deposits with a designated bank or trust company as paying, agent, money sufficient to pay on the redemption date, the redemption price, unless the Corporation shall default in making payment of the amount payable upon such redemption. Subject to the following provisions of ties Subpart 6(a), any share of Convertible Stock may be converted, at the option of its holder, in part into Common Stock under the procedures set forth above. If a part of a share of Convertible Stock is converted, then the Corporation will convert such share into the appropriate number of shares of Common Stock (subject to paragraph (c) of this Subpart 6) and issue a fractional share of Convertible Stock evidencing the remaining interest of such holder. "Conversion Price" shall mean the conversion price per share of Common Stock into which the Convertible Stock is convertible, as such Conversion Price may be adjusted pursuant to this Subpart
6.  The initial Conversion Price will be $8.00.

         (b) In order to exercise the conversion right, the holder of each share of Convertible Stock (or fraction thereof to be converted shall surrender the certificate representing such share, duly endorsed or assigned to the Corporation or in blank, at the office of the transfer agent of the Corporation as may be designated by the Corporation's Board of Directors (the "Transfer Agent"), accompanied by written notice to the Corporation that the holder thereof elects to convert its Convertible Stock or a specified portion thereof. Unless the shares issuable on conversion are to be issued in the same name as the name in which such share of Convertible Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Corporation demonstrating that such taxes have been paid or are not required to be paid).

         Holders of shares of Convertible Stock at the close of business on a dividend payment record date shall be entitled to receive the dividend payable on such shares on the corresponding Dividend Payment Date (except that holders of shares called for redemption on a Redemption Date falling, between the close of business on such dividend payment record date and the opening of business on the corresponding Dividend Payment Date shall, in lieu of receiving such dividend on the Dividend Payment Date fixed therefor, receive such dividend payment together with all other accrued and unpaid dividends on the date fixed for redemption, unless such holder converts such shares called for redemption pursuant to the provisions of this Subpart 6) notwithstanding the conversion thereof following such dividend payment record date and prior to such Dividend Payment Date. However, shares of Convertible Stock surrendered for conversion during the period between the close of business on any dividend payment record date and the opening of business on the corresponding Dividend Payment Date (except shares called for redemption on a Redemption Date during such period) must be accompanied by payment of an amount equal to the dividend payment with respect to such shares of Convertible Stock presented for conversion on such Dividend Payment Date. A holder of shares of Convertible Stock on a dividend payment record date who (or whose transferee) tenders any such shares for conversion into shares of Common Stock on the corresponding Dividend Payment Date will receive the dividend payable by the Corporation on such shares of Convertible Stock on such date and the converting holder need not include payment in the amount of such dividend upon surrender of shares of Convertible Stock for conversion on the Dividend Payment Date. Except as provided above, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on converted shares or for dividends on the shares of Common Stock issued upon such conversion.

         As promptly as practicable after the surrender of certificates for shares of Convertible Stock as aforesaid, the Corporation shall issue and shall deliver at such office to such holder, or on such holder's written order, a certificate or certificates for the number of shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions of this Subpart 6, and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in paragraph (c) of this Subpart 6.

         Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of Convertible Stock shall have been surrendered and such notice received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such conversion shall be at the Conversion Price in effect at such time on such date, unless the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such shares shall have been surrendered and such notice received by the Corporation. All shares of Common Stock delivered upon conversion of the Convertible Stock will upon delivery be duly and validly issued and fully paid and nonassessable.

         (c) In connection with the conversion of any shares of Convertible Stock, fractions of such shares may be converted; however, no fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon conversion of the Convertible Stock. Instead of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of a share of Convertible Stock (or fraction thereof), the Corporation shall pay to the holder of such share an amount in cash (computed to the nearest cent) equal to the Closing Price (as hereinafter defined) of Common Stock on the traditional date immediately preceding the date of conversion multiplied by the fraction of a share of Common Stock represented by such fractional interest. If more than one share (or fraction thereof shall be surrendered for conversion at one time by the same holder, the number of fall shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Convertible Stock so surrendered. "Closing Price" of the Common Stock on any day shall mean the reported last sales price, regular way, for the Common Stock or, in case no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, for the Common Stock in either case as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on The Nasdaq Stock Market (the "Nasdaq System') or, if the Common Stock is not quoted on the Nasdaq System, the average of the closing bid and asked prices for the Common Stock on such day in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System.

         (d) The Conversion Price shall be adjusted from time to time as follows:

                     (i) In case the Corporation shall, after the date of original issuance of the Convertible Stock, (A) pay an extraordinary dividend or make an extraordinary distribution on its Common Stock in shares of its Common Stock, (B) subdivide or split its outstanding Common Stock into a greater number of shares, (C) combine its outstanding Common Stock into a smaller number of shares or (D) issue any shares of capital stock by reclassification of its Common Stock, the Conversion Price in effect immediately prior thereto shall be adjusted so that the holder of any share of Convertible Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Corporation which such holder would have owned or have been entitled to receive after the occurrence of any of the events described above had such shares been surrendered for conversion immediately prior to the occurrence of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the close of business on the record date for determination of stockholders entitled to receive such extraordinary dividend or extraordinary distribution in the case of an extraordinary dividend or extraordinary distribution (except as provided in paragraph (h) below) and shall become effective immediately after the close of business on the effective date in the case of a subdivision, split, combination or reclassification.

                     (ii) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided. however, that any adjustments which by reason of this subparagraph (v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Subpart 6 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest 1/100th of a share (with .005 of a share being rounded upward), as the case may be. Anything in this paragraph (d) to the contrary notwithstanding, the Corporation shall be entitled, to the extent permitted by law, to make such reductions in the Conversion Price, in addition to those required by this paragraph (d), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights or warrants to purchase stock or securities, or a distribution of other assets or any other transaction which could be treated as any of the foregoing transactions pursuant to Section 3 of the Internal Revenue Code of 1986, as amended, hereafter made by the Corporation to its stockholders shall not be taxable for such stockholders.

(e) In case the Corporation shall be a party to any transaction (including without limitation a merger, consolidation, sale of all or substantially all of the Corporation's assets or recapitalization of the Common Stock and excluding any transaction as to which paragraph (d)(i) of this Subpart 6 applies) (each of the foregoing being referred to as a "Transaction"), in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), then the Convertible Stock will thereafter no longer be subject to conversion into Common Stock pursuant to Subpart 6, but instead shall be convertible into the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares or fraction thereof of Common Stock into which one share of Convertible Stock was convertible immediately prior to such Transaction. If at any time, as a result of an adjustment made pursuant to this Subpart 6, the Convertible Stock shall become subject to conversion into any securities other than shares- of Common Stock, thereafter the number of such other securities so issuable upon conversion of the shares of Convertible Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Convertible Stock contained in this Subpart 6. The provisions of this paragraph (e) shall similarly apply to successive Transactions.

                 (i) if the Corporation shall declare a dividend (or any other distribution) on the Common Stock that would cause an adjustment to the Conversion Price of the Convertible Stock pursuant to the terms of any of the paragraphs above (including such an adjustment that would occur but for the terms of the first sentence of subparagraph
         (d)(ii) above);

                 (ii) there shall be any reclassification or change of the Common Stock (other than an event to which paragraph (d)(i) of this Subpart 6 applies) or any consolidation, merger or statutory share exchange to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or the sale or transfer of all or substantially all of the assets of the Corporation; or

                 (iii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

         then, the Corporation shall cause to be mailed to the holders of shares of the Convertible Stock at their addresses as shown on the stock records of the Corporation, as promptly as possible, but at least 30 days prior to the applicable date hereinafter specified, a notice stating- (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights or warrants are to be determined or (B) the date on which such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Subpart 6.

         (g) In any case in which paragraph (d) of this Subpart 6 provides that an adjustment shall become effective immediately after a record date for an event and the date fixed for conversion pursuant to Subpart 6 occurs after such record date but before the occurrence of such event, the Corporation may defer until the actual occurrence of such event (i) issuing to the holder of any share of Convertible Stock surrendered for conversion the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (@) paying- to such holder any amount in cash in lieu of any fraction pursuant to paragraph (c) of this Subpart 6.

         (h) For purposes of this Subpart 6, the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Corporation or any corporation controlled by the Corporation.

         (i) Notwithstanding any other provision herein to the contrary, the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in shares of Common Stock under any such plan shall not be deemed to constitute an issuance of Common Stock. There shall be no adjustment of the Conversion Price in case of the issuance of any stock of the Corporation in a reorganization, acquisition or other similar transaction except as specifically set forth in this Subpart 6. If any action or transaction would require adjustment of the Conversion Price pursuant to more than one paragraph of this Subpart 6, only one adjustment shall be made and such adjustment shall be the amount of adjustment which has the highest absolute value.

         In case the Corporation shall take any action affecting the Common Stock, other than action described in this Subpart 6, which in the opinion of the Board of Directors would materially adversely affect the conversion rights of the holders of the shares of Convertible Stock, the Conversion Price for the Convertible Stock may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances.

         (k) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversion of the Convertible Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Convertible Stock not theretofore converted. For purposes of this paragraph (1), the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding shares of Convertible Stock shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

                 Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock deliverable upon conversion of the Convertible Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

                 The Corporation will endeavor to make the shares of Common Stock required to be delivered upon conversion of the Convertible Stock eligible for trading upon the Nasdaq System or upon any national securities exchange upon which the Common Stock shall then be traded, prior to such delivery.

                 (1) The Corporation shall not take any action which results in adjustment of the number of shares of Common Stock issuable upon conversion of a share of Convertible Stock if the total number of shares of Common Stock issuable after such action upon conversion of the Convertible Stock then outstanding, together with the total number of shares of Common Stock then outstanding, would exceed the total number of shares of Common Stock then authorized under the Corporation's Articles of Incorporation. Subject to the foregoing, the Corporation shall take all such actions as it may deem reasonable under the circumstances to provide for the issuance of such number of shares of Common Stock as would be necessary to allow for the conversion from time to time, and taking into account adjustments as herein provided, of outstanding shares of the Convertible Stock in accordance with the terms and provisions of the Corporation's Articles of Incorporation.

                                  SUBPART 7

                                MISCELLANEOUS

The headings of the various Subparts hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof

                 This Amendment was adopted by the Board of Directors on October 16, 199

         (4) This Amendment was duly adopted by the Board of Directors in accordance with Section 33-6-102 of the Code of Laws of South Carolina.

                                FIRST AMENDMENT
                        TO THE SEIBELS, BRUCE & COMPANY
                           EMPLOYEES' PROFIT-SHARING
                                AND SAVINGS PLAN

         THIS AMENDMENT to the Seibels, Bruce & Company Employees/ Profit-Sharing and Savings Plan (the "Plan") is made by Seibels, Bruce & Company (the "Company"), to be effective as of the dates indicated below.

                              W I T N E S S E T H:

         WHEREAS, the Company maintains the Plan for the benefit of its eligible employees; and

         WHEREAS, the Company desires to amend the Plan to change the manner in which employer matching contributions are determined, to increase participant control over the investment of future contributions, and to provide immediate full vesting for certain participants;

         NOW, THEREFORE, the Plan is hereby amended as follows effective as of the dates indicated below:

                                       I.

         Section 3.07(a) of the Plan is amended to read as follows effective as of January 1, 1993:

(a)              Contributions by the Employer.

                 May 1, 1987 to December 31, 1992. on and after May 1, 1987, but prior to January 1, 1993, as of each Valuation Date, the Employer shall contribute to the Matching Elective Contributions Account of each Participant an amount equal to 50% of each Participant's Elective Contributions excluding any Qualified Nonelective Contributions and/or any Qualified Matching Contributions treated as Elective Contributions by the Plan Administrator pursuant to Section 3.06(b)(iii) (to the extent that such Matching Elective Contributions do not exceed 3% of such Participant's Compensation (as defined in Section 3.05(i))) received during the period beginning on the day after the preceding Valuation Date and ending on the Valuation Date of allocation.

(ii) January 1, 1993 Forward. On and after January 1, 1993, as of each Valuation Date, the Employer shall contribute to the Matching Elective Contributions Account of each Participant an amount equal to a percentage (which shall be determined in accordance with the following sentence) of each Participant's Elective Contributions excluding any Qualified Nonelective Contributions and/or any Qualified Matching Contributions treated as Elective Contributions by the Plan Administrator pursuant to

                 Section 3.06(b)(iii) (to the extent that such Elective Contributions do not exceed 6% of such Participant's Compensation as defined in Section 3.05(i))) received during the period for which such percentage is in effect (determined in accordance with the following sentence). The period during which a Participant's contributions (as discussed above) will be matched and the percentage, if any, of the Participant's contributions (as discussed above) which will be matched by Matching Elective Contributions during such period shall be determined solely in the discretion of the Employer.

                                      II.

                 Section 4.02 of the Plan is amended by inserting the following in lieu of the phrase "shall vest" in the first sentence thereof effective as of July 1, 1992:

                 shall be 100% vested and nonforfeitable if the Participant has completed at least one Hour of Service (as defined in subsection (a) of Section 1.43) on or after July 1, 1992. A Participant whose Forfeitable Accounts are not 100% vested under the preceding sentence shall vest

                                      III.

                 Section 5.02(b)(ii)(A) of the Plan is amended to read as follows effective as of January 1, 1993:

                 A) In General. A Participant's Elective Contributions and Matching Elective Contributions shall be invested as follows:

          (1) Prior to January 1, 1993. The following provisions of this item shall apply for Elective Contributions and Matching Elective Contributions made to the Plan prior to January 1, 1993.

                 Each participant may direct the investment of his Elective Contributions shall automatically apply to any Qualified Matching Contributions, Qualified Nonelective Contributions, or Rollover Contributions which are allocated to the Participant. The remaining 50% of a Participant's Matching Elective Contributions shall be invested in Employer Stock.

                          (2).           After December 31, 1992.  The
                 following provisions of this item (2) shall apply for Elective Contributions and Matching Elective Contributions made to the Plan after December 31, 1992. Each Participant may direct the investment of his Elective Contributions and his Matching Elective Contributions in the Funds provided under paragraph
                 (i). The investment directions of a Participant with respect to his Elective Contributions and his Matching-Elective Contributions shall automatically apply to any Qualified Matching Contributions, Qualified Nonelective Contributions, or Rollover Contributions which are allocated to the Participant.

                  As of each Entry Date, each Participant may exercise or change his investment directions with respect to such future contributions by notifying the Plan Administrator at least 25 days prior to the date upon which the election is intended to become effective; new Participants may exercise their elections prior to commencement of participation. The minimum investment in any one fund shall be 25% of the Participant's Elective Contributions reduced by any amount in the universal life insurance fund. The maximum amount which may be invested in the universal life insurance fund is 25% of the Participant's Elective Contributions.

                                      IV.

All other parts of the Plan not inconsistent herewith are hereby ratified and confirmed.

            IN WITNESS WHEREOF this Amendment has been executed by the


         Company and its seal attached as of the 4th  day of January, 1993.



         (CORPORATE SEAL]              SEIBELS, BRUCE & COMPANY


                                        By: /s/ Sterling E. Beale
                                        Tit1e Chief Executive Officer



ATTEST:


By:
Title:

                                SECOND AMENDMENT
                                     TO THE
                            SEIBELS, BRUCE & COMPANY
                   EMPLOYEES'PROFIT-SHARING AND SAVINGS PLAN

       THIS AMENDMENT to the Seibels, Bruce & Company Employees' Profit-Sharing and Savings Plan (the "Plan) made this )2nd day of June 1993, by Seibels, Bruce & Company (the "Company"), to be effective as indicated below.

                                  WITNESSETH:

       WHEREAS, the Company sponsors and maintains the Plan for the exclusive benefit of its eligible employees and their beneficiaries and, pursuant to
Section 12.02(a) thereof, the Company has the right to amend the Plan at any time; and

       WHEREAS, the Company wishes to amend the Plan at this time for the purposes of complying with the Unemployment Compensation Amendments of 1992, and for other purposes;

       NOW, THEREFORE, the Plan is hereby amended as follows effective as indicated below:

                                       I.

       Subparagraph (A) of paragraph (ii), subsection (b), Section 5.02 of the Plan is amended by striking the phrase:

                                   As of each Entry Date, each Participant may

and inserting in lieu thereof the phrase:

                                   Each Participant may, as of each Entry
                                   Date prior to July 1, 1993, and as
                                   of the first day of each calendar
                                   quarter on or after July 1, 1993,

effective as of July 1, 1993.
                                      II.
The first sentence of subparagraph (B) of paragraph (ii), subsection (b),
Section 5.02
of the Plan is amended by striking the phrase:

                                   Each Participant may elect as of each
                                   Entry Date, but at no other time,
                                   to change the investment of his
                                   various Accounts as set forth below

and inserting in lieu thereof the phrase:

                                   Each Participant may elect as of each
                                   Entry Date prior to July 1, 1993,
                                   and as of the first day of
                                        each calendar quarter on or after July
                                        1, 1993, but at no other time, to
                                        change the investment of his
                                        various Accounts as set forth
                                        below.

effective as of July 1, 1993.
                                      III.

The last sentence of subparagraph (B) of paragraph (ii), subsection (b),
Section 5.02 of the Plan is amended effective as of July 1, 1993, to read as follows:

                                        Any such investment modification
                                        election shall be implemented by
                                        the Trustee as soon as
                                        administratively practicable
                                        following the respective Entry Date
                                        or first day of the calendar
                                        quarter, as applicable, and must be
                                        made by the Participant at least 25
                                        days prior to such Entry Date or
                                        first day of the calendar quarter.

                                      IV.

A new Section 8.13 is added at the end of Article VM of the Plan effective as of January 1, 1993, to read as follows:


8.13     Code Section 401(a)(31) Requirement.

         (a) General Rule. If a Participant or Surviving Spouse of a Participant (or an alternate payee pursuant to a qualified domestic relations order who is a Spouse or former Spouse of a Participant) who is to receive a payment under this Article which is an eligible rollover distribution (as defined below) elects (within the 90 day period ending on the Benefit Commencement Date) to have such distribution (or a portion of such distribution) paid directly to an eligible retirement plan (as defined below) and specifies the eligible retirement plan to which such distribution is to be paid, such payment to be made to the Participant or Surviving Spouse (or alternate payee) of a Participant shall be made in the form of a direct lump sum cash transfer from the Trustee to the trustee of the eligible retirement plan so specified in lieu of the payment otherwise required by this Article. The preceding sentence shall only apply to the extent that the eligible rollover distribution would be includible in the Participant's or Surviving Spouse's (or alternate payee's) gross income if not so transferred (determined without regard to Code Sections 402(c) and 403(a)(4)).

         (b) Definitions. For purposes of this Section, the following terms shall have the meanings indicated:

                   (i)    Eligible retirement plan shall mean:

                           (A) with respect to a Participant (or alternate payee), an individual retirement account described in Code
                   Section 408(a), an individual retirement account described in Code Section 408(b) (other than an endowment contract), a qualified trust which is a defined contribution plan and the terms of which the acceptance of rollover distributions, or an annuity plan described in Code 403(a); or

                           (B) with respect to a Surviving Spouse of a Participant an individual retirement account in Code Section 408(a) or an individual retirement annuity described in Code 408(b) (other than an endowment contract).

                   (ii) Eligible rollover distribution shall mean any distribution to a Participant or Surviving Spouse (or alternate payee) of a Participant of all or any portion of the balance to the credit of such individual in this Plan; provided, however, such term shall not include:

                           (A) any distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or his designated Beneficiary or the joint lives (or joint life expectancies) of the Participant and his designated Beneficiary, or for a specified period of 10 years or more;

                          (B)     any distribution to the extent such
                   distribution is required by Article IX;

                          (C) the portion of any distribution that is not includible in gross income; and

                          (D) any other distribution or portion of a distribution to the extent such distribution is not considered an eligible rollover distribution under Treasury regulations or other guidance issued by the Internal Revenue Service.

         (c) Special Effective Date. The provisions of this Section shall be effective for any distributions or payments made after December 31, 1992.

         (d) Satisfaction of Requirements. For purposes of this Section, the Participant or Surviving Spouse (or alternate payee) of the Participant electing the transfer must present sufficient evidence in a timely manner to the Plan Administrator that the transferee plan satisfies the definition of an eligible retirement plan set forth above. At a minimum, the Participant or Surviving Spouse (or alternate payee) of the Participant must state the name of the transferee plan and represent that the transferee plan is an eligible retirement plan (as defined in paragraph (i) of subsection (b) above). The Participant or Surviving Spouse (or alternate payee) of the Participant must also present such additional documentation as the Plan Administrator may require which shall be used to verify that the requirements of this Section have been met. The Trustee, the Committee, the Plan Administrator, or any Plan fiduciary shall have no duty to verify the authenticity of any such evidence or documentation, and shall be entitled to rely on any such evidence submitted by a Participant or Surviving Spouse (or alternate payee) of the Participant without questioning the authenticity thereof, unless it is unreasonable to so rely. Furthermore, in the event that the Trustee, the Committee, the Plan Administrator or any Plan fiduciary shall have actual knowledge of an issue relating to the transferee plan's ability to satisfy the definition of an eligible retirement p@ such issue must be expressly resolved in favor of the satisfaction of such definition by the transferee plan by a ruling from the Internal Revenue Service or by an opinion of legal counsel (chosen by the Participant or Surviving Spouse (or alternate payee) of the Participant, but acceptable to the Committee) directed to the Trustee, the P@ the Committee, the Plan Administrator and any fiduciary of the Plan, before the transfer can occur.

                 (e) Determination in the Committee's Discretion. The Committee shall have complete and absolute discretion to determine the proposed transferee plan selected by the distributee satisfies the requirements of this Section, and to determine whether the requirements of this Section have otherwise been satisfied by a proposed transfer.

                 (f) Interpretation. The provisions of this Section shall be interpreted in accordance with Code Section 401(a)(31), as added by the Unemployment Compensation Amendments of 1992, and any regulations or other guidance promulgated by the Internal Revenue Service thereunder, and shall not be construed or interpreted in a manner other than strict compliance with such requirements.

                 (g) Application of Other Rules. For all purposes of this Plan, the election by a Participant or Surviving Spouse (or alternate payee) of a Participant of a transfer under this Section shall be considered a payment or distribution under this Article as if the amount transferred were paid directly to the Participant or Surviving Spouse (or alternate payee).

                                       V.

       All other provisions of the Plan not inconsistent herewith are hereby confirmed and ratified.

       IN WITNESS WHEREOF, this Second Amendment has been executed and the seal of the Company affixed hereto on the day and year first above written.

                                        COMPANY:
[CORPORATE SEAL]                                     SEIBELS, BRUCE & COMPANY

                                        By:
                                        Title:


ATTEST:


By:
Title

                                THIRD AMENDMENT
                                     TO THE
                            SEIBELS, BRUCE & COMPANY
                  EMPLOYEES' PROFIT-SHARING AND SAVINGS PLAN

       THIS THIRD AMENDMENT to the Seibels, Bruce & Company Employees' Profit-Sharing and Savings Plan (the "Plan"), made as of the day and year noted on the last page hereof, by Seibels, Bruce & Company (the 'Company"), to be effective as noted below.

                                  WITNESSETH:

       WHEREAS, the Company sponsors and maintains the Plan for the exclusive benefit of its employees and their beneficiaries and, pursuant to Section 12.02(a) thereof, the Company has the right to amend the Plan at any time; and

       WHEREAS,the Company wishes to amend the Plan at this time for the purpose of complying with the Omnibus Budget Reconciliation Act of 1993, making certain technical changes to the Plan, making a special contribution to certain Participants who are not "highly compensated employees" as defined in the Plan, and for other purposes;

         NOW THEREFORE, the Plan is hereby amended as follows effective as indicated below:

                                       I.

       The first sentence of subsection (d) of Section 1. 14 of the Plan is amended TO read as follows effective as of January 1, 1994:

         The annual Compensation of each Employee taken into account in determining contributions or benefits under the Plan for any Plan Year beginning after December 31, 1988, shall not exceed the applicable 'annual compensation limit' for such Plan Year. The "annual compensation limit" for a Plan Year coincident with or beginning during a calendar year shall be the annual compensation limit (including adjustments by the Secretary of the Treasury) applicable for such calendar year under Code 401(a)(17)(as amended by the Omnibus Budget Reconciliation Act of 1993 for Plan Year beginning after December 31, 1993).

                                      II.

         Section 1.48 of the Plan is amended to read as follows effective as of July 1, 1993

                 1.48 Matching Elective Contributions Account shall mean the Account of a Participant to which are credited any Matching Elective Contributions allocated to the participant under Section 3.01(e) of this Plan and any Special Contributions allocated to the Participant under Section 3.01(g) of this Plan.

                                      III.

       New Section 1.74A is added after Section 1.74 of Article I of the Plan to read as follows effective as of July 1, 1993:

                 1.74A Special Contributions shall mean Employer contributions made to the- Plan for the Plan Year beginning January 1, 1993 pursuant to Section 3.01(g) of this Plan and allocated to Participants pursuant to Section 3.01(g) of this Plan.

                                      IV.

       A new subsection (g) is added immediately following subsection (f) of
Section 3.01 of the Plan to read as follows effective as of July 1, 1993:

                 (g)    Special Contributions.

                          (i)     Amount.  Solely with respect to each
                 Valuation Date occurring during the period beginning July 1, 1993 and ending January 1, 1994, the Employer shall make Special Contributions to this Plan subject to the provisions of Section 3.04 and Article VII of this Plan. The aggregate amount of such Special Contributions for each such Valuation Date shall be equal to the aggregate &mount allocated to Participants in accordance with paragraph (ii) below for such Valuation Date.

                           (ii) Allocation. Special Contributions made by the Employer pursuant to (i) above with respect to a Valuation Date shall be all as of such Valuation Date to the Matching Elective Contributions Account of each participant in the Plan
                 (i) who is a participant in the Plan as of such Valuation Date and (ii) who is not a Highly Compensated Employee for the Plan Year during which such Valuation Date occurs so that, after investment of such Special Contributions in accordance with paragraph (iv) below and Section 5.02(b)(vii) of this Plan, such participant shall not suffer any reduction in the aggregate number of shares of The Seibels, Bruce Group, Inc. common stock allocated to each of such Participant's Accounts during the period between the most recent Valuation Date immediately preceding such Valuation Date and such Valuation Date to the extent such reduction is attributable to attributable of Plan assets invested in such stock during such period.

                          (iii) Allocation Revision if Plan is Top-Heavy.  In
                 the event that Article XIV of the Plan applies for a Plan Year during which Special Contributions are allocated pursuant to paragraph (ii) above, the allocations made under paragraph
                 (ii) above shall be modified to the extent necessary for the allocations required under Section 14.01(a) of this Plan to be met by reducing the amounts which would otherwise be allocated pursuant to paragraph (ii) above to Participants who are Key Employees pro rata on the basis of their intended aggregate allocation amounts and allocating such amounts to participants who are not Key Employees and who were employed by the Employer on the last day of such Plan Year until the allocations required under Section 14.01(a) of this Plan have been met.

                          iv. Special Investment Provisions for Special Contributions. See Section 5.02(b)(vii) for provisions regarding investment of Special Contributions made pursuant to this subsection.

                                       V.

       A new paragraph (vii) is added after paragraph (vi) of subsection (b) of
Section 5.02 of the Plan to read as follows effective as of July 1, 1993:

                          (vii) Investment of Special Contributions. All contributions made to this Plan by the Employer pursuant to
                 Section 3.01(g) of this Plan shall be initially invested in The Seibels, Bruce Group, Inc. common stock as soon as administratively practicable following receipt by the Trustee. Thereafter, such contributions shall be subject to the investment provisions applicable to Matching Elective Contributions.

                                      VI.

         Subsection (a) of Section 8.04 of the Plan is amended to read as follows effective as of January 1, 1994:

                 (a) Lump Sum Payments. If a Participant or Beneficiary receives benefits available under this Plan in the form of a single lump sum distribution, the amount distributed to the Participant or Beneficiary shall be the participant's or Beneficiary's Benefit Amount determined (regardless of whether such Amount consists of cash, or is invested in stock, a Fund or other property) as of the Valuation Date coincident with or immediately following the date on which occurs the event giving rise to the distribution (i.e., the Participant's termination of employment or death (or, if consent to the distribution was required for the distribution to occur, such consent)).

                          (i) Distributions Based on Valuation Prior to January 1. 1994. For distributions the amount of which are determined on Valuation Dates occurring prior to January 1, 1994, to the extent that said distribution is made in kind, it shall consist of the shares of the Fund or stock, the bonds or policies, as applicable, shown allocated to the Participant's said distribution is made in cash, it shall consist of any cash shown allocated to the Participant's Accounts as of such Valuation Date plus cash equal in value (determined as of such Valuation Date) to any non-cash assets allocated to the Participant's Accounts which must be liquidated to accommodate such distribution.

                          (ii) Distributions based on Valuation After December 31, 1993. For distributions the amount of which are determined based on Valuation Dates occurring after December 31, 1993, to the extent that said distribution is made. in kind, it shall consist of the shares of the Fund, the bonds or policies, as applicable, shown allocated to the Participant's Accounts as of such Valuation Date, and to the extent that said distribution is made in cash, it shall consist of any cash shown allocated to the Participant's Accounts as of such Valuation Date plus cash equal in value (determined as of such Valuation Date) to any non-cash allocated to the Participant's Accounts which must be liquidated to accommodate such distribution; provided, however, to the extent that The Seibels, Bruce Group, Inc. common stock is allocated to the Participant's Accounts which must be liquidated to accommodate such distribution, the amount that the Participant or Beneficiary shall receive for such stock which must be liquidated shall be equal to the liquidation value of such stock (i.e., the value of such stock as of the date of liquidation), with such liquidation to be accomplished as soon as administratively practicable following such Valuation Date.

                                      VII.

         Subsection (b) of Section 8.07 of the Plan is amended by adding the following sentence at the end thereof effective as of January 1, 1993:

         If a distribution is one to which Code Section 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notification required by this subsection, provided that (1) the Plan Administrator clearly informs the Participant that the participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and (2) the Participant, after receiving the notice, affirmatively elects a distribution.

                                     VIII.

         All other provisions of the Plan not inconsistent herewith are hereby confirmed and ratified.

   IN WITNESS WHEREOF, this Third Amendment to the Plan has been executed by the Company and its corporate seal attached hereto this 2lst day of April, 1994.

                                        COMPANY:

(CORPORATE SEAL)                        SEIBELS, BRUCE & COMPANY

                                        BY:

                                        Title: Vice President
ATTEST:

By:
   ------------------------
   Title:  Secretary

                               FOURTH AMENDMENT
                                    TO THE
                          SEIBELS, BRUCE & COMPANY
                  EMPLOYEES' PROFIT-SHARING AND SAVINGS PLAN

       THIS FOURTH AMENDMENT to the Seibels, Bruce & Company Employees' profit-sharing and Savings Plan (the "Plan"), made as of the day and year noted on the last page hereof, by Seibels, Bruce & Company (the "Company"), to be effective as noted below.

                             W I T N E S S E T H

       WHEREAS, the Company sponsors and maintains the Plan for the exclusive benefit of its employees and their beneficiaries and, pursuant to Section 12.02(a) thereof, the Company has the right to amend the Plan at any time; and

         WHEREAS, the Company wishes to amend the Plan at this time for the purpose of modifying the investment provisions of the Plan, modifying the eligibility entry date provision of the Plan, making certain technical changes TO the Plan due to developments in the law, clarifying the intent OF certain provisions of the Plan, and for other purposes;

         NOW THEREFORE, the Plan is hereby amended as follows effective as indicated below:

                                       I.

         Section 1.10 of the Plan is amended effective as January 1, 1987, by striking "Treas. Reg. Section 1.401 (a)-(20)(Q&A- 1 0)(b)(1). " and inserting in lieu thereof " Code Section 417(0(2), Treas. Reg. Section
1.401(a)-(20)(Q&A-10)(b) and Notice 93-26."

                                      11.

         Section 1.27 of the Plan is amended effective as of July 1, 1994, to read as follows:

         1.27    Election Period shall mean the following:

                 (a) Prior to July 1, 1994. Prior to July 1, 1994, Election Period shall mean each 6-consecutive-month period commencing on the first day of the Plan year or the first day of the seventh month of the Plan year; provided, however, the first Election Period shall be the period May 1, 1987 to June 30, 1987.

                    (b) On and After July 1, 1994. On and after July 1, 1994, Election Period shall mean each 3-consecutive-month calendar quarter (i. e., January 1 to March 3 1, April I to June 30, July I to September 30, and October 1 to December 3 1).

                                        III.

Section 1.36 of the Plan is amended effective as of July 1, 1994, to read as follows:

         1.36    Entry Date shall mean the following:

                 (a) Prior to July 1. 1994. Prior to July 1, 1994, Entry Date shall mean the first day of each Plan year and first day of the seventh month of each Plan year, except that for the Plan year beginning January 1, 1987 there shall be an additional Entry Date on May 1, 1987.

                 (b) On and After July 1, 1994. On and after July 1, 1994, Entry Date shall mean the first day of each calendar quarter (i.e., January 1, April 1, July I and October 1).

                                      IV.

         Sections 1.79 through 1.83 of the Plan are amended effective as of July 1, 1994, to read as follows:

                 1.79 Trust shall mean the trust or trusts accompanying the Plan hereby created.

                 1.80 Trust Agreement shall mean each agreement between a trustee and the Company creating a trust accompanying the Plan.

                 1.81 Trust Fund shall mean the assets of the Trust held by one or more trustees pursuant to the provisions of applicable trust agreements and the Plan.

                 1.82 Trustee shall mean one or more entities and/or persons who have entered into a trust agreement with the Company to act as trustee(s) of the assets of the Plan.

                  1.83 Valuation Date shall mean each day of the Plan Year on which Plan assets held in the Trust and the Account balances of Participants shall be valued by the Trustee.

                          (a) Prior to July 1, 1994. Prior to July 1, 1994, the Valuation Dates of the Plan shall be the last day of each calendar quarter during the Plan Year (except that March 31, 1987, shall not be a Valuation Date) and any special valuation date directed by the Plan Administrator on a nondiscriminatory basis with the consent of the Trustee in order to avoid prejudice either to continuing Participants or to terminating Participants.

                          (b) After June 30, 1994. After June 30, 1994, the Valuation Dates of the Plan shall be daily (i.e., each business day of the calendar year), subject to subsection (c) below.

                          (c) Transitional Rule. Notwithstanding the provisions of subsections(a)and (b) above, the Plan Administrator may direct (in a uniform manner as applied to all Participants and Beneficiaries) that the Valuation Date of the Plan be determined under subsection (a) above rather than under subsection (b) above from the period beginning July 1, 1994 and ending on the date that all of the investment provisions and rules of subsection (f) of
                                  Section 5.02 are fully operational.

                                       V.

         Paragraph (ii) of subsection (b) of Section 3.01 of the Plan is amended effective as of July 1, 1994, by striking the phrase "as of the Valuation Date next following the date such contributions are made." and inserting in lieu thereof the phrase "as of the Valuation Date next following the date such contributions are made for contributions prior to July 1, 1994, and as soon as administratively practicable following the date such contributions are made for contributions on or after July 1, 1994."

                                      VI.

         Subsection (e) of Section 3.01 of the Plan is amended effective as of July 1, 1994, to read as follows:

         (e) Matching Elective Contributions. The following provisions shall be effective as of May 1, 1987:

                 (i)    Amount.

                        (A) May 1, 1987 to December 31, 1992. As of the last day of each calendar quarter during the period May 1, 1987 to December 31, 1992, the Employer shall make Matching Elective Contributions to this Plan in an amount equal to 50% of each Participant's Elective Contributions (excluding any Qualified Nonelective Contributions and/or Qualified matching Contributions treated as Elective contributions by the Plan Administrator pursuant to Section 3.06(b)(iii) of this Plan) made during such calendar quarter, to the extent that such Matching Elective Contributions do not exceed the applicable limitation of Section 3.07(b).

                        (B) January 1, 1993 to July 1, 1994. As of the last day of each calendar quarter during the period January 1, 1993 to July 1, 1994, the Employer shall make Matching Elective Contributions to this Plan in an amount equal to a percentage (which shall be determined in accordance with the following sentence) of each Participant's Elective Contributions (excluding any Qualified Nonelective Contributions and/or Qualified matching Contributions treated as Elective contributions by the Plan Administrator pursuant to Section 3.06(b)(iii) of this Plan) made during such calendar quarter, to the extent that such Matching Elective Contributions do not exceed the applicable limitation of
                 Section 3.07(b). The period during which a Participant's contributions (as discussed above) will be matched and the percentage, if any, of the Participant's contributions (as discussed above) which will be matched by Matching Elective Contributions during such period shall be determined solely in the discretion of the Employer.

                        (C) On and After July 1, 1994. For each pay period ending on and after July 1, 1994, the Employer shall make Matching Elective Contributions to this Plan in an amount equal to a percentage (which shall be determined in accordance with the following sentence) of each Participant's Elective Contributions (excluding any Qualified Nonelective Contributions and/or Qualified matching Contributions treated as Elective contributions by the Plan Administrator pursuant to Section 3.06(b)(iii) of this Plan made during such pay period, to the extent that such Matching Elective Contributions do not exceed the applicable limitation of Section 3.07(b). The period during which a Participant's contributions (as discussed above) will be matched and the percentage, if any, of the Participant's contributions (as discussed above) which will be matched by Matching Elective Contributions during such period shall be determined solely in the discretion of the Employer.

(ii)     Allocation.

         (A) May 1, 1987 to December 31, 1992. From May 1, 1987 to December 31, 1992, Matching Elective Contributions for a Plan Year shall be allocated as of the last day of each calendar quarter to each Participant's Matching Elective Contributions Account so that the amount allocated shall equal 50% of a Participant's Elective Contributions (excluding any Qualified Nonelective Contributions or Qualified Matching Contributions treated as Elective Contributions under Section 3.06(b)(iii) of this Plan) made during such calendar quarter, to the extent that such Matching Elective Contributions do not exceed the applicable limitation of Section 3.07(b), subject to the limitations of Sections 3.09, 3.10, 3. 1 and Article VI of this Plan.

         (B) January 1, 1993 to July 1. 1994. From January 1, 1993 to July 1, 1994, Matching Elective Contributions for a Plan Year shall be allocated as of the last day of each calendar quarter to each Participant's Matching Elective Contributions Account so that the amount allocated shall equal a percentage (which shall be determined in accordance with the following sentence) of a Participant's Elective Contributions (excluding any Qualified Nonelective Contributions or Qualified Matching Contributions treated as Elective Contributions under Section 3.06(b)(iii) of this Plan) made during such calendar quarter, to the extent that such Matching Elective Contributions do not exceed the applicable limitation of Section 3.07(b)i subject to the limitations of Sections 3.09, 3.10, 3.11 and Article VII of this Plan. The period during which a Participant's contributions (as discussed above) will be matched and the percentage, if any, of the Participant's contributions (as discussed above) which will be matched by Matching Elective Contributions during such period shall be determined solely in the discretion of the Employer.

         (C) On and After July 1, 1994. On and after July 1, 1994, Matching Elective Contributions for a Plan Year shall be allocated as soon as administratively practicable following each pay period to each Participant's Matching Elective Contributions Account so that the amount allocated shall equal a percentage (which shall be determined in accordance with the following sentence) of a Participant's Elective Contributions (excluding any Qualified Nonelective Contributions or Qualified Matching Contributions treated as Elective Contributions under Section 3.06(b)(iii) of this Plan) made during such pay period, to the extent that such Matching Elective Contributions do not exceed the applicable limitation of Section 3.07(b), subject to the limitations of Sections 3.09, 3.10, 3.11 and Article VII of this Plan. The period during which a Participant's contributions (as discussed above) will be matched and the percentage, if any, of the Participant's contributions (as discussed above) which will be matched by Matching Elective Contributions during such period shall be determined solely in the discretion of the Employer.

                                      VII.

         Subsection (a) of Section 3.05 of the Plan is amended effective as of July 1, 1994, to read as follows:

                 (a) Elective Contribution Elections. Each Participant may complete at least 25 days prior to each Election Period an Election Form on which the Participant shall state any whole percentage of his Compensation which shall constitute his or her Elective Contribution applicable to each paycheck received within said Election Period to be contributed to his or her Elective Contribution Account by the Employer rather than paid to the Participant as taxable cash compensation. The maximum Elective Contribution that may be elected by a Participant shall not exceed the following applicable limitations

                          (i) For each pay period ending prior to January 1, 1992, 17% of the Participant's Compensation received during such pay period.

                          (ii) For each pay period ending on or after January 1, 1992 and prior to July 1, 1994, 10% of the Participant's Compensation received during such pay period; and

                                  For each pay period ending on and after July
                 1, 1994, 15 % of the Participant's Compensation received during such pay period.

         If a Participant has an Elective Contribution election in effect for an Election Period, such election automatically shall apply for the next succeeding Election Period unless the Participant modifies or revokes the election in accordance with this Section. The Employer shall contribute to the Elective Contribution Account of each Participant the amount specified in a Participant's Elective Contribution election for so long as such election is in effect.


                                     VIII.

         Subsection (b) of Section 3.05 of the Plan is amended effective as of July 1, 1994, by striking the word "semiannual".

                                      IX.

         The heading and subsections (a) and (b) of Section 3.07 of the Plan are amended effective as of July 1, 1994, to read as follows:

         3.07 Matching Elective Contributions. The following provisions shall be effective as of May 1, 1987:

                 (a)      Contributions by the Employer.

                 (i) May 1, 1987 to December 31, 1992. As of the last day of each calendar quarter during the period May 1, 1987 to December 31, 1992, the Employer shall make Matching Elective Contributions to this Plan in an amount equal to 50% of each Participant's Elective Contributions (excluding any Qualified Nonelective Contributions and/or Qualified matching Contributions treated as Elective contributions by the Plan Administrator pursuant to Section 3.06(b)(iii) of this Plan) made during such calendar quarter, to the extent that such Matching Elective Contributions do not exceed the applicable limitation of Section 3.07(b).

               ii. January 1, 1993 to July 1, 1994. As of the last day of each calendar quarter during the period January 1, 1993 to July 1, 1994, the Employer shall make Matching Elective Contributions to this Plan in an amount equal to a percentage (which shall be determined in accordance with the following sentence) of each Participant's Elective Contributions (excluding any Qualified Nonelective Contributions and/or Qualified matching Contributions treated as Elective contributions by the Plan Administrator pursuant to Section 3.06(b)(iii) of this Plan) made during such calendar quarter, to the extent that such Matching Elective Contributions do not exceed the applicable limitation of Section 3.07(b). The period during which a Participant's contributions (as discussed above) will be matched and the percentage, if any, of the Participant's contributions (as discussed above) which will be matched by Matching Elective Contributions during such period shall be determined solely in the discretion of the Employer.

               On and After July 1, 1994. For each pay period ending on and after July 1, 1994, the Employer shall make Matching Elective Contributions to this Plan in an amount equal to a percentage (which shall be determined in accordance with the following sentence) of each Participant's Elective Contributions (excluding any Qualified Nonelective Contributions and/or Qualified matching Contributions treated as Elective contributions by the Plan Administrator pursuant to Section 3.06(b)(iii) of this Plan) made during such pay period, to the extent that such Matching Elective Contributions do not exceed the applicable limitation of Section 3.07(b). The period during which a Participant's contributions (as discussed above) will be matched and the percentage, if any, of the Participant's contributions (as discussed above) which will be matched by Matching Elective Contributions during such period shall be determined solely in the discretion of the Employer.

(b)      Maximum Matching Elective Contributions.

               Prior to July 1, 1994. Prior to July 1, 1994, Matching Elective Contributions to be allocated as of the last day of a calendar quarter will not be made with regard to any Elective Contributions (excluding any Qualified Nonelective Contributions and/or Qualified matching Contributions treated as Elective Contributions by the Plan Administrator pursuant to Section 3.06(b)(iii) of this Plan) that exceed 6% of the Participant's Compensation (as defined in Section 3.05(i)) for such calendar quarter.

         (ii) On and After July 1, 1994. On and after July 1, 1994, Matching Elective Contributions to be allocated as of a pay period will not be made with regard to any Elective Contributions (excluding any Qualified Nonelective Contributions and/or Qualified matching Contributions treated as Elective Contributions by the Plan Administrator pursuant to Section 3.06(b)(iii) of this Plan) that exceed 6% of the Participant's Compensation (as defined in Section 3.05(i)) for such pay period.

                                       X.

Section 5.02 of the Plan is amended effective as of July 1, 1994, to read as follows:

         5.02    Investment of Trust Fund.

                          (a) General Rule. The Trust Fund, and all contributions thereto made under Sections3.01 and
                          3.02 of this Plan, shall be invested by the Trustee
                          who shall have exclusive        authority and
                          discretion to manage and control the Trust Fund pursuant to the terms of the Trust Agreement, subject to any investment directions made or allowed by the Company or other applicable appropriate party under the provisions of the other subsections below of this
                          Section 5.02. To the extent that more than one Trustee has entered into a Trust Agreement to act as a trustee of assets of the Plan, each such Trustee shall have exclusive authority and discretion to manage and control those assets held by him as trustee, subject to any investment directions made or allowed by the Company or other applicable party under the provisions of the other subsections below of this Section 5.02.

                 (b) Plan Loans. In the event a Participant receives a loan from the Plan under Section 8.12 of this Plan, to the extent that an amount is borrowed by a Participant from one of his Accounts, such Participant's Account will not share in the earnings or losses of the Trust Fund, but will only share in earnings or losses based upon such investment, viz., the loan made to the Participant. A Participant who elects to receive a loan from the Plan under Section
                          8.12 of this Plan also automatically elects to direct the investment of his or her Accounts pursuant to this subsection (b) to the extent so borrowed in accordance with the preceding sentence.

                 (c) Nonavailability of The Seibels Bruce Group, Inc. Common Stock as a Plan Investment. In the event that The Seibels Bruce Group, Inc. common stock is not available for purchase by the public on an established market, or is withdrawn from the market as a result of a merger or acquisition or dissolution, any Accounts which have been invested in said stock hereunder shall receive the consideration which is paid to other shareholders of said stock similarly situated; to the extent that said it consideration shall consist of property other than cash, it shall be liquidated into cash, and the resulting cash shall be reinvested in those other investment funds provided for hereunder, in the same proportion as the balance of each Participant's Accounts is invested as of the Valuation Date immediately preceding said liquidation.

                 (d) Investments Prior to May 1. 1987. The following provisions shall apply to the investment of contributions (and earnings thereon) made before May 1, 1987:

                          (i)     Participant Voluntary Contributions.
                 Participant Voluntary Contributions shall be invested either in The Seibels Bruce Group, Inc. common stock or in United States Government securities as elected by the Participant for Voluntary Contributions made during a Plan Year. Such election must be made by the Participant not later than the commencement by such Participant of his participation during such Plan Year. An election will continue in effect for successive Plan Years unless changed by the Participant. If the Participant made no election, his Voluntary Contributions shall be invested in The Seibels Bruce Group, Inc. common stock.

Employer Contributions. Employer contributions shall be invested in The Seibels Bruce Group, Inc. common stock.

         (iii) Earnings. Dividends received on The Seibels Bruce Group, Inc. common stock shall be invested in The Seibels Bruce Group, Inc. common stock. Interest received on United States Government securities shall be invested in United States Government securities.

         (iv)  Investments Available.

               (A)        United States Government Securities:

                          (1) The Participant's Voluntary Contributions which are to be invested in United States Government securities shall, to the extent practicable, be invested in Series E Savings Bonds and registered in the name and title of the Trustee. Purchases of such bonds shall be made by the Trustee each time the Participant's Voluntary Contributions in any Plan Year are sufficient to do so. The interests of Participants in Series E Savings Bonds registered in the name and title of the Trustee shall be credited by the, Trustee to the accounts of the respective Participants in the manner prescribed by the regulations of the United States Treasury Department relating to Series E Savings Bonds.

                          (2) In the event the United States Government ceases to issue Series E Savings Bonds or similar savings bonds, or in the event that the terms and conditions of such bonds shall, in the opinion of the Trustee, make investments in such bonds impracticable, or, in the event the Company decides that such bonds should no longer be an investment of the Plan, the Voluntary Contributions of the Participant to be invested in United States Government securities shall be used to purchase such other investments as shall be determined by the Trustee or the Company to be appropriate.

                           (3) If any Series E Savings Bonds or other United States Government securities shall cease to bear interest while held by the Trustee, the Trustee shall convert such bonds or other United States Government securities into interest bearing Series E Savings Bonds or into such other interest bearing United States Government securities, including bonds, notes, certificates, etc., as shall be determined by the Trustee to be appropriate.

                           (4)             Under existing regulations
               applicable to the purchase of Series E Savings Bonds, such Bonds may only be purchased in authorized denominations for the benefit of designated individuals. If a Participant has elected to have his Voluntary Contributions invested in United States Government securities and there remains, at the end of any Plan Year, a balance of his Voluntary Contributions which cannot be so invested, such balance will be carried forward to the credit of such Participant in the next Plan Year if such Participant continues his participation in the Program.

(B)         The Seibels Bruce Group, Inc.  Common Stock:

           (1) All amounts for each Plan Year which are invested in 'Me Seibels Bruce Group, Inc. common stock shall be pooled each month and so invested each month and shall be proportionately allocated to the account of each Participant on whose behalf such purchase is made.

           (2) The Seibels Bruce Group, Inc. common stock acquired by the trustee, other than by the exercise of rights, shall be obtained from the Seibels Bruce Group, Inc. by purchase from it at the closing market price for The Seibels Bruce Group, Inc. Common Stock in the over-the-counter market on the last day of the month preceding the date of purchase.

           (3) The Seibels Bruce Group, Inc. common stock purchased by the Trustee shall be carried in the accounts of the Trustee at the cost thereof to the Trustee, including taxes, etc., if any.

           (4) Shares of The Seibels Bruce Group, Inc. common stock acquired by the Trustee under the terms of the Program shall be registered in the name of the Trustee or its nominee.

           (5) The Trustee shall in its discretion exercise or sell any rights received from The Seibels Bruce Group, Inc. for the purchase of any additional shares or other securities which the Seibels Bruce Group, Inc. may offer to its stockholders.

           (6) The Trustee shall vote and exercise all other discretionary powers appurtenant to the shares of stock credited to the account of a Participant according to the directions of the Participant, and with respect to any shares which have not been allocated, and in the absence of such instructions, in accordance with its own discretion.

           (7) This Plan is to be considered an individual account plan pursuant to the provisions of ERISA Section 407(d)13). In accord with ERISA
Section 407(d)(3)(B), explicit provision is hereby made for the acquisition and holding by this Plan and its Trust of qualifying employer securities, as defined in ERISA Section 407(d)(5) and as permitted in ERISA Section 407(b)(1).

         (e) Investment From May 1, 1987 to June 30, 1994. The following provisions shall apply to the investment of contributions (and earnings thereon) made on or after May 1, 1987 and prior to July 1, 1994:

                 (i) Establishment of Funds. The Trustee shall, at the direction of the Company, establish one or more Funds for the investment of the assets of the Trust Fund such as (1) a guaranteed income fund; (2) a universal life insurance fund; (3) a Seibels Bruce Group, Inc. common stock fund to the extent that said common stock is available for purchase and traded on an established market; (4) a fixed income securities mutual fund; (5) a capital growth mutual fund; and (6) such other fund or funds as the Company may direct. All of the funds may hold short-term investments in money market and similar types of investments in addition to the types of assets described above in order to provide liquidity for the funds.

                 (ii)   Investment Directions by Participants..

                        (A)       In General.

                                  (1)      Prior to January 1, 1993.  The
                        following provisions of this item (1) shall apply for Elective Contributions and Matching Elective Contributions made to the Plan prior to January 1, 1993.

                        Each Participant may direct the investment of his Elective Contributions and 50% of his Matching Elective Contributions in the Funds provided under paragraph
                        (i). The investment directions of a Participant with respect to his Elective Contributions and to 50% of his Matching Elective Contributions shall automatically apply to any Qualified Matching Contributions, Qualified Nonelective Contributions, or Rollover Contributions which are allocated to the Participant. The remaining 50% of a Participant's Matching Elective Contributions shall be invested in Employer Stock.

                                  (2)      After December 31, 1992.  The
                        following provisions of this item (2) shall apply for Elective Contributions and Matching Elective Contributions made to the Plan after December 31, 1992. Each Participant may direct the investment of his Elective Contributions and his Matching Elective Contributions in the Funds provided under paragraph
                        (i). The investment directions of a Participant with respect to his Elective Contributions and his Matching Elective Contributions shall automatically apply to any Qualified Matching Contributions, Qualified Nonelective Contributions, or Rollover Contributions which are allocated to the Participant.

                          Each Participant may, as of each Entry Date prior to July 1, 1993, and as of the first day of each calendar quarter on or after July 1, 1993, exercise or change his investment directions with respect to such future contributions by notifying the Plan Administrator at least 25 days prior to the date upon which the election is intended to become effective; new Participants may exercise their elections prior to commencement of participation. The minimum investment in any one fund shall be 25 % of the Participant's Elective Contributions reduced by any amount in the universal life insurance fund. The maximum amount which may be invested in the universal life insurance fund is 25% of the Participant's Elective Contributions.

                          (B)Modifications. Each Participant may elect, as of each Entry Date prior to July 1, 1993, and as of the first day of each calendar quarter on or after July 1, 1993, but at no other time, to change the investment of his various Accounts as set forth below:

                          (1) Discretionary Contributions. A Participant may not change the investment of his Discretionary Contributions.

                          (2) Elective Contributions. A Participant may change the investment of his Elective Contributions by designating that 25%, 50%, 75% or 100% of his Elective Contributions which are invested in a particular Fund be invested in any other Fund established under paragraph (i) above (other than any universal life insurance fund).

                          (3)     Matching Elective Contributions.  A
         Participant may change the investment of his Matching Elective Contributions by designating that 25 %, 50 %, 75 % or 100% of his Matching Elective Contributions which are invested in a particular Fund be invested in any other Fund established under paragraph (i) above (other than any universal life insurance fund); provided, however, no change may be made with respect to Matching Elective Contributions invested in Employer Stock.

                          (4)     Matching Voluntary Contributions.  A
         Participant may not change the investment of his Matching Voluntary Contributions.

                          (5)     PSP Discretionary Contributions.  A
         Participant may not change the investment of his PSP Discretionary Contributions.

                          (6) PSP Rollover Contributions. A Participant may not change the investment of his PSP Rollover
         Contributions.

(7) Qualified Matching Contributions. A Participant may change the investment of his Qualified Matching Contributions by designating that 25 %, 50 %, 75 % or 100% of his Qualified Matching Contributions which are invested in a particular Fund be invested in any other Fund established under paragraph (i) above (other than any universal life insurance fund).

                           (8) Qualified Nonelective Contributions. A Participant may change the investment of his Qualified Nonelective Contributions by designating that 25 %, 50%, 75 % or 100 % of his Qualified Nonelective Contributions which are invested in a particular Fund be invested in any other Fund established under paragraph (i) above (other than any universal life insurance fund).

                           (9) Rollover Contributions. A Participant may change the investment of his Rollover Contributions by designating that 25%, 50%, 75% or 100% of his Rollover Contributions which are invested in a particular Fund be invested in any other Fund established under paragraph (i) above (other than any universal life insurance fund).

                (10) Voluntary Contributions. A Participant may not change the investment of his Voluntary
                           Contributions.

Any such investment modification election shall be implemented by the Trustee as soon as administratively practicable following the respective Entry Date or first day of the calendar quarter, as applicable, and must be made by the Participant at least 25 days prior to such Entry Date or first day of the calendar quarter.

         (iii) Income or Loss. Any Account or portion thereof of a Participant which is invested pursuant to the Participant's directions under paragraph (ii) above in a certain Fund shall only share in the gains or losses of such Fund, and shall not share in the gains or losses of any other Trust Fund investment. Dividends and interest paid with respect to an investment Fund must be reinvested in such Fund.

         (iv) Investment in The Seibels Bruce Group, Inc. Common Stock. With respect to contributions received by the Trustee for pay periods ending on or before January 31, 1991, all shares of The Seibels Bruce Group, Inc. Common Stock ("Employer Stock') will be purchased on or after the end of each month at the closing price on the last day of the month for the Employer Stock in the over-the-counter market; no fees, commissions or other charge will be paid with respect to such purchases of Employer Stock. With respect to contributions received by the Trustee for pay periods ending after January 31, 1991, all shares of Employer stock will be purchased in the open market at a fair market value at the time of the purchase. The Trustee will vote and "exercise all other discretionary powers appurtenant to the Employer Stock credited to Participants' Accounts according to the directions of the Participants. In the absence of such direction, and with respect to any shares which have not been allocated, the Trustee may vote the shares and exercise such powers with respect to the shares in accordance with its own discretion.

                 (v) Investment in Other Funds. All contributions which are allocated to the fixed income securities mutual fund, the capital growth mutual fund and the guaranteed income fund will be pooled and invested approximately twice each month, and the shares purchased thereby proportionately allocated to the accounts of each Participant in accordance with his respective interest. Shares purchased from either of the mutual funds or the guaranteed income fund will be valued at the current market price on the day of the purchase. Universal life insurance premiums will be fixed monthly amounts, prescribed individually for each insured Participant.

                 (vi) Investment of Discretionary Contributions. The Trustee shall have exclusive authority and discretion to invest all Discretionary Contributions, unless the Company has appointed one or more investment managers (as defined in ERISA Section 3(38)) to manage, acquire or dispose of amounts attributable to such contributions.

               (vii) Investment of Special Contributions. All contributions made to this Plan by the Employer pursuant to Section 3.01(g) of this Plan shall be initially invested in The Seibels Bruce Group, Inc. common stock as soon as administratively practicable following receipt by the Trustee. Thereafter, such contributions shall be subject to the same investment provisions applicable to Matching Elective Contributions.

         (f) Investment On or After July 1, 1994. The following provisions shall apply to the investment of contributions (and earnings thereon) made on or after July 1, 1994:

                 (i) Establishment of Funds.  The Trustee shall, at the
               direction of the Company, establish one or more Funds for the investment of the assets of the Trust Fund such as
               (1) a guaranteed income fund, (2) a money market fund, (3) an income fund, (4) a balanced fund, (5) an active balanced fund,
               (6) a stock index fund, (7) a growth stock fund, (8) an international stock fund, (9) The Seibels Bruce Group, Inc. common stock fund to the extent that said common stock is available for purchase and traded on an established market, and/or (10) such other fund or funds as the Company may direct. All of the funds may hold short-term investments in money market and similar types of investments in addition to the types of assets described above in order to provide liquidity for the funds. The establishment of the above funds may be accomplished through a group annuity contract.

                 (ii)   Investment Directions by Participants

                          (A) Initial Investment of Amounts Contributed. Each Participant may direct the initial investment of the aggregate amounts contributed by him or on his behalf (as Elective Contributions,

         Matching Elective Contributions, Qualified Matching Contributions, Qualified Nonelective Contributions, or Rollover Contributions) among the Funds provided under paragraph (i) above in percentage increments of not less than I%. A Participant may begin or modify his contribution investment directions at any time, and new Participants may make their contribution investment directions prior to commencement of participation. Contribution investment directions of a Participant on or after the date may not be made later than I business day prior to the beginning of the first pay period for which the contribution investment directions are to be effective, and shall remain effective until modified by the Participant. Such contribution investment directions shall apply to all amounts allocated to Accounts of the Participant on or after the last day of such pay period.

                 (B) Modification of Investments. Each Participant may elect to change the investment of the aggregate amounts held in his Accounts among the Funds provided under paragraph (i) above in percentage increments of not less than 1 %. A Participant may modify his Account investment directions at any time (other than investments in Plan loans pursuant to Section 8.12) subject to the restriction that a Participant may not transfer funds from the guaranteed income fund to the money market fund either directly or indirectly without such funds being invested in another fund for a period of at least 90 days. Account investment modifications of a Participant may not be made later than 4:00 p.m. eastern time of the business day on which the Account investment directions are to be effective; provided, however, such modifications, when applied to investments in life insurance, shall be effectuated as soon as administratively practicable following receipt of the Participant's Account investment modifications.

                          (iii) Income or Loss. Any Account or portion thereof of a Participant which is invested pursuant to the Participant's directions under paragraph (ii) above in a certain Fund shall only share in the gains or losses of such Fund, and shall not share in the gains or losses of any other Trust Fund investment. Dividends, interest, capital gains or other earnings paid with respect to an investment Fund must be reinvested in such Fund.

                          (iv) Investment in The Seibels Bruce Group, Inc. Common Stock. All shares of the Seibels Bruce Group, Inc. Common Stock ('Employer Stock") will be purchased in the open market at a fair market value at the time of the purchase. The Trustee will vote and exercise all other discretionary powers appurtenant to the Employer Stock credited to Participants' Accounts according to the directions of the Participants. In the absence of such direction, and with respect to any shares which have not been allocated, the Trustee may vote the shares and exercise such powers with respect to the shares in accordance with its own discretion.

                 (v) Investment in Other Funds. All investments in funds other than The Seibels Bruce Group, Inc. common stock fund will be valued at the current market price on the day of the purchase.

(vi) Accounts of Beneficiaries. For purposes of this subsection (f), the investment direction privileges extended to Participants hereunder shall also be extended in a similar manner to the Beneficiary of a deceased Participant, or an alternate payee under a qualified domestic relations order.

                          (vii) Transitional Rule. In accomplishing the investment provisions and rules of this subsection, the Trustee may liquidate investments (other than investments in life insurance or Plan loans pursuant to Section 8.12) of the various Accounts of Participants and Beneficiaries in the Plan on, prior to, or after July 1, 1994, in order to carry out the provisions of this subsection as soon as administratively possible consistent with ERISA
                          Section 404(a), and such resulting fund shall automatically be invested in the investment funds allowed under this subsection so that the resulting investments in the Accounts of each Participant or Beneficiary shall closely resemble the prior investments in the Accounts of such Participant or Beneficiary, as determined by the Trustee in its sole discretion. Additionally, the Trustee may temporarily suspend all investment modifications until the investment provisions and rules of this subsection are fully operational.


         Section 6.01 of the Plan is amended effective as of July 1, 1994, (1) by striking the phrase "under Sections 5.02(b) or (c) of this Plan," and also
(2) by striking the phrase "under Sections 5.02(d) of this Plan, " and inserting in lieu thereof the phrase "pursuant to Section 5.02 of this Plan".

                                      XII.

       Section 6.02 of the Plan is amended effective as of July 1, 1994, by striking the phrase "Sections 5.02(b), (c) or (d) of this Plan" and inserting in lieu thereof the phrase "Section 5.02 of this Plan".

                                     XIII.

         Subsection (a) of Section 8.04 of the Plan is amended effective as of July 1, 1994, to read as follows:

                 (a)    Lump Sum Payments.

                                  Prior to July 1, 1994.  If a Participant or
                 Beneficiary receives benefits available under this Plan in the form of a single lump sum distribution prior to July 1, 1994, the amount distributed to the Participant or Beneficiary shall be the Participant's or Beneficiary's Benefit Amount determined (regardless of whether such Amount consists of cash, or is invested in stock, a Fund or other property) as of the Valuation Date coincident with or immediately following the date on which occurs the event giving rise to the distribution (i.e., the Participant's termination of employment or death (or, if consent to the distribution was required for the distribution to occur, such consent)).

(A) Distributions Based on Valuation Prior to January 1, 1994. For distributions the amount of which are determined based on Valuation Dates occurring prior to January 1, 1994, to the extent that said distribution is made in kind, it shall consist of the shares of the Fund or stock, the bonds or policies, as applicable, shown allocated to the Participant's Accounts as of such Valuation Date, and to the extent that said distribution is made in cash, it shall consist of any cash shown allocated to the Participant's Accounts as of such Valuation Date plus cash equal in value (determined as of such Valuation Date) to any non-cash assets allocated to the Participant's Accounts which must be liquidated to accommodate such distribution.

(B) Distributions Based on Valuation After December 31, 1993. For distributions the amount of which are determined based on Valuation Dates occurring after December 31, 1993, to the extent that said distribution is made in kind, it shall consist of the shares of the Fund, the bonds or policies, as applicable, shown allocated to the Participant's Accounts as of such Valuation Date, and to the extent that said distribution is made in cash, it shall consist of any cash shown allocated to the Participant's Accounts as of such Valuation Date plus cash equal in value (determined as of such Valuation Date) to any non-cash assets allocated to the Participant's Accounts which must be liquidated to accommodate such distribution; provided, however, to the extent that The Seibels, Bruce Group, Inc. common stock is allocated to the Participant's Accounts which must be liquidated to accommodate such distribution, the amount that the Participant or Beneficiary shall receive for such stock which must be liquidated shall be equal to the liquidation value of such stock (i.e., the value of such stock as of the date of liquidation), with such liquidation to be accomplished as soon as administratively practicable following such Valuation Date.

         After June 30, 1994. If a Participant or Beneficiary receives benefits available under this Plan in the form of a single lump sum distribution after June 30, 1994, the amount distributed to the Participant or Beneficiary shall be the Participant's or Beneficiary's Benefit Amount determined as of the date on which the distribution is made to the Participant or Beneficiary. To the extent that said distribution is made in kind, it shall consist of the shares of the Fund, the bonds or policies, as applicable, shown as allocable to the Participant's or Beneficiary's Account as of such date of distribution, and to the extent that said distribution is made in cash, it shall consist of any cash shown allocated to the Participant's Accounts as of such date of distribution plus cash equal in value to the liquidation value (i.e., the value of such non-cash asset as of the date of liquidation) of any non-cash assets shown allocated to the Participant's Accounts immediately prior to their liquidation, where such liquidation was accomplished as soon as administratively practicable following the date on which occurred the event giving rise to the distribution (e.g., the Participant's termination of employment, death, consent to a distribution, etc.).

                                      XIV.

Subsection (a) of Section 12.02 of the Plan is amended effective as of January 1, 1987, by striking the term "Company" wherever it appears therein (except where it appears in the heading of said subsection), and insert in lieu thereof "Company (by and through action of the Executive Committee of its Board of Directors by written resolutions which may be effectuated through a document executed by appropriate officers of the Company)".

                                      XV.

                 All other provisions of the Plan not inconsistent herewith are hereby confirmed and ratified.

                 IN WITNESS WHEREOF, this Fourth Amendment to the Plan has been executed by the Company and its corporate seal attached hereto this lst day of July, 1994.


                                        COMPANY:

[CORPORATE SEAL]                                    SEIBELS, BRUCE & COMPANY



                                        By:
                                        Title:


ATTEST:


By:
   Title:

                                FIFTH AMENDMENT
                                     TO THE
                           SEIBEILS, BRUCE & COMPANY
                   EMPLOYEES' PROFIT-SHARING AND SAVINGS PLAN

       THIS FIFTH AMENDMENT to the Seibels, Bruce & Company Employees' profit-sharing and Savings Plan (the "Plan"), made as of the day and year noted on the last page hereof, by Seibels, Bruce & Company (the "Company"), to be effective as noted below.

                              W I T N E S S E T H

         WHEREAS, the Company sponsors and maintains the Plan for the exclusive benefit of its employees and their beneficiaries and, pursuant to Section 12.02(a) thereof, the Company has the right to amend the Plan at any time; and

       WHEREAS, the Company wishes to amend the Plan at this time for the purpose of modifying the hardship withdrawal provisions of the Plan, and for other purposes;

         NOW THEREFORE, the Plan is hereby amended as follows effective as indicated below:


                                        I.

         Subsection (a) of Section 8.10 of the Plan is amended effective as of July 1, 1994, by adding the following sentence after the first sentence thereof:

         Additionally, effective as of July 1, 1994, a Participant who is an Eligible Employee and who has been a Participant in the Plan for at least 12 months shall be entitled to apply to the Plan Administrator for a hardship distribution of all or a portion of such Participant's Matching Contributions Account and Discretionary Contributions Account, including earnings thereon, valued as of the most recent Valuation Date which is immediately preceding the date on which the Plan Administrator receives the Participant's application and for which valuation data has been finalized.


                                        II.

All other provisions of the Plan not inconsistent herewith are hereby confirmed and ratified.

   IN WITNESS WHEREOF, this Fifth Amendment to the Plan has been executed by the

              Company and its corporate seal attached hereto this
day of         1994.

                                                COMPANY:

 [CORPORATE SEAL]                               SEIBELS, BRUCE & COMTANY

                                          By:

                                        Title:

ATTEST:

By:
   Title:

                               SIXTH AMENDMENT
                                     TO THE
                           SEIEBELS, BRUCE & COMPANY
                   EMPLOYEES' PROFIT-SHARING AND SAVINGS PLAN



         THIS SIXTH AMENDMENT to the Seibels, Bruce & Company
Employees'Profit-Sharing and Savings Plan (the "Plan"), made as of the day and year noted on the last page hereof, by Seibels, Bruce & Company (the "Company"), to be effective as noted below.


                                   WITNESSETH

         WHEREAS, the Company sponsors and maintains the Plan for the exclusive benefit of its employees and their beneficiaries, and, pursuant to Section 12.02(a) thereof, the Company has the right to amend the Plan at any time; and

         WHEREAS, the Company wishes to amend the Plan at this time for the purpose of transferring sponsorship of the Plan to South Carolina Insurance Company;

         NOW, THEREFORE, the Plan is hereby amended as follows effective as indicated below:

                                        I.

         Section 1. 13 of the Plan is amended effective as of July 1, 1995, to read as follows:

                 1.13   Company shall mean the sponsor of the Plan, which is:

                 (a) prior to July 1, 1992, The Seibels Bruce Group, Inc., and any successor thereto;

                 (b) on and after July 1, 1992 and prior TO July 1, 1995, Seibels, Bruce & Company, and any successor thereto; and

                 (c) on and after July 1, 1995, South Carolina Insurance Company, and any successor thereto.


                                        II.

All other provisions of the Plan not inconsistent herewith are hereby confirmed and ratified.

   IN WITNESS WHEREOF, this Sixth Amendment to the Plan has been executed by the Company and its corporate seal attached hereto this -day of March, 1996.

                                        COMPANY:

[CORPORATE SEAL]                    SEIBELS, BRUCE & COMPANY



                                        By:
                                        Title:

ATTEST:



By:
Title:

                               SEVENTH AMENDMENT
                                     TO THE
                        SOUTH CAROLINA INSURANCE COMPANY
                           EMPLOYEES' PROFIT-SHARING
                                      AND
                                  SAVINGS PLAN

         THIS SEVENTH AMENDMENT to the South Carolina Insurance Company Employees' Profit-Sharing and Savings Plan (the "Plan"), made as of the day and year noted on the last page hereof, by South Carolina Insurance Company (the "Company"), to be effective as noted below.

                                  WITNESSETH.

         WHEREAS, the Company sponsors and maintains the Plan for the exclusive benefit of its employees and their beneficiaries, and, pursuant to Section 12.2(a) thereof, the Company has the right to amend the Plan at any time and

         WHEREAS, the Company wishes to amend the Plan at this time for the purpose of making certain modifications to the Plan to increase employee participation and for other purposes;

         NOW, THEREFORE, the Plan is hereby amended as follows effective as indicated below:

                                       1.

         Paragraph (111) of subsection (b), Section 2.1 of the Plan is amended effective as of July 1, 1996, by striking "On and after January 1, 1989," and inserting in lieu thereof "On and after January 1, 1989, and prior to July 1, 1996,".

                                       2.

         A new paragraph (iv) is added after paragraph (iii) of subsection (b),
Section 2.1 of the Plan effective as of July 1, 1996, to read as follows:

                                    (iv)   On and after July 1, 1996, such an
                           Eligible Employee shall become a Participant in this Plan as of the FIRST payroll period ending on or immediately after any Entry Date following the date on which the Emplovee completes 90 days of employment, with an Employer if the Employee is still an Eligible Employee as of such payroll period.



          Subsection (b) of Section 3.2 is amended effective as of July 1, 1996, to read as follows:

(b)      Rollover Contributions.

       (1) Prior to January 1, 1993. From May 1, 1987, to January 1, 1992, an Employee who performs at least 20 Hours of Service per week may, subject to the consent of the Plan Administrator based on satisfying the rules of this subsection (b), make one or more Rollover Contributions which shall be allocated to the Participant's Rollover Contribution Account if the Rollover Contribution constitutes a "qualified total distribution" within the meaning of Code Section 402(a)(5)(E)(i) (or a partial distribution" within the meaning of Code Section 402(a)(5)(E)(v) meeting the special rules of Code Section 402(a)(5)(D)) or a " rollover contribution " within the meaning of Code

Section 408(d)(3) (or a "partial rollover" within the meaning of Code Section 408(d)(3)(D) and meeting the requirements therein), or if the Rollover Contribution satisfies the provisions of Code Section 403(a)(4).

       (ii) After December 31, 1992. From January 1, 1992, to June 30, 1996, an Employee who performs at least 20 Hours of Service per week, and on and after July 1, 1996, any Employee, subject to the consent of the Plan Administrator based on satisfying the requirements of this subsection, may make one or more Rollover Contributions, or may cause the trustee of a trust exempt from taxation under Code Section 501 and forming part of a stock bonus, pension or profit-sharing plan which is qualified under Code Section 40 1 (a) to make a direct payment pursuant to Code Section 40 1 (a)(3 I), which shall be allocated to the Employee's Rollover Contribution Account 1 if the Rollover Contribution is:

               (A)for distributions on or before December 31, 1992, a distribution which is a "qualified total distribution" within the meaning of Code Section 402(a)(5)(E)('i),

               (B)for distributions on or after January 1, 1993, all or any portion of a distribution which is an Eligible Rollover Distribution,

               (C)a distribution which is a "rollover contribution" within the meaning of Code Section 408(d)(3)(A)(ii) (or a "partial rollover" within the meaning of Code Section 408(d)(3)(D) and meeting the requirements therein), or

               (D)all or any portion of a distribution which is a 'rollover amount' within the meaning of Code Section 403(a)(4),

or if the direct trustee payment satisfies the direct rollover provisions of Code Section 401 (a)(3 1). The Plan Administrator shall have the right to reject any Rollover Contribution or direct trustee payment which it determines in its sole judgment does not qualify under the above-referenced provisions. See Treas. Reg. Section 1.40 1 (a)(3 I)- I (Q&A- 1 3) and Treas. Reg. Section 1.402(c)-2(Q&A- 1 3). Any Rollover Contributions or direct trustee payments accepted by the Plan Administrator shall be promptly remitted to the Trustee to be held in a Rollover Contribution Account for the Employee's sole benefit, and shall be nonforfeitable at all times, but otherwise subject to all of the terms and provisions of this Plan.

                                       4.

         Subparagraph (B) of paragraph (ii), subsection (f), Section 5.2 of the Plan is amended effective as of July 1, 1996, to read as follows:

                 (B)Modification of Investments. Each Participant may elect to change the investment of the aggregate amounts held in his Accounts among the Funds provided under paragraph (1) above in percentage increments of not less than I %. A Participant may modify his Account investment directions at any time (other than investments in Plan loans pursuant to Section 8.12) (subject to the restriction that a Participant may not transfer funds from the guaranteed income fund to the money market fund either directly or indirectly without such funds being invested in another fund for a period of at least 90 days applicable from July 1, 1994, through June 30, 1996). Account investment modifications of a Participant may not be made later than 4:00 p.m. eastern time of the business day on which the Account investment directions are to be effective, provided, however, such modifications, when applied to investments in life insurance, shall be effectuated as soon as administratively practicable following receipt of the Participant's Account investment modifications.

         Paragraph (iv) of subsection (f), Section 5.2 of the Plan is amended effective as of July 1, 1996, to read as follows:

                 (IV)Investment in The Seibels Bruce Group, Inc. Common Stock. All shares of The Seibels Bruce Group, Inc- Common Stock ("Employer Stock") will be purchased in the open market at a fair market Value at the time of the purchase. The Trustee will Vote and exercise all other discretionary powers appurtenant to the Employer Stock credited to participants Accounts according to the directions of the Participants.
                 From July 1, 1994. to June 30, 1996, in the absence of such direction, and with respect to any shares which have not been allocated, the Trustee may vote the shares and exercise such powers with respect to the shares in accordance with its own discretion. On and after July 1, 1996, in the absence of such direction, and with respect to any shares which have not been allocated, the Trustee shall vote such shares and exercise such powers with respect to the shares in accordance with the directions provided to it by the Committee.

                                       6.

         Subsection (a) of Section 8. 1 0 of the Plan is amended effective as of July 1, 1996, by adding the following sentence at the end thereof.

                   Effective as of July 1. 1996, notwithstanding the foregoing provisions, a Participant need not have been a Participant in the Plan for at least 12 months in order to obtain a hardship distribution under the foregoing provisions.

                                       7.

The first sentence of subsection (a) of Section 8.11 of the Plan is amended effective as of July 1, 1996, to read as follows:

                 Effective as of May 1, 1987, upon written application filed with the Plan Administrator of any Participant or Beneficiary who is a party-in-interest within the meaning of ERISA Section 3(14) (herein "Party-in-Interest") and (solely for loans made prior to July 1, 1996) who has been a Participant in the Plan for at least 18 months, the Plan Administrator shall in accordance with a uniform and nondiscriminatory policy established by it, direct the Trustee to make a loan to said Participant or Beneficiary.

                                       8.

         Subparagraph (A) of paragraph (iii), subsection (a), Section 8.11 of the Plan, is amended effective as of July 1, 1996, to read as follows'.

                  (A)Prior to July 1, 1996, the interest rate for loans from the Plan shall be the rate of interest quoted as the prime RATE of interest in the Wall Street Journal on the first day of the month during which the Participant or Beneficiary applies for the loan. On and after July 1, 1996, the Interest rate for loans from the Plan shall be the rate of interest quoted as the prime rate of interest In the Wall Street Journal on the day during which the Participant or Beneficiary initially applies for the loan (if the loan is effectuated within 30 days thereafter). In the event such rate should become unascertainable, the Plan Administrator shall designate a comparable reference rate which shall be deemed to be the referenced rate under this paragraph.

                                       9.

       Paragraph (ix) of subsection (a), Section 8.11 of the Plan is amended effective as of July 1, 1996, to read as follows:

                  All Participant or Beneficiary loans will be repaid by Participants or Beneficiaries who are Employees or who subsequently become Employees on a payroll deduction basis. Prior to July 1, 1996, all other Participant or Beneficiary loans must be promptly repaid by tender of cash or check for the proper installment payment amount. On and after July 1. 1996, all Participant or Beneficiary loans will be repaid by Participants or Beneficiaries in a manner deemed acceptable by the Committee. Loan repayments made by a Participant or Beneficiary shall be allocated solely to the account of the Participant of Beneficiary making the repayment.

Paragraph (xv) of subsection (a) of Section 8.11 of the Plan is amended effective as of July 1, 1996, to read as follows:

                          (xv) Any Participant or Beneficiary who takes out or renews a loan from the Plan on or after October 19, 1989, and prior to July 1, 1996, shall be restricted in the amount which the Participant or Beneficiary can withdraw under the preceding Sections of this
                          Article VIII so that the Plan at all times shall retain at least 20% of a Participant's vested Account balances.



         All other provisions of the Plan not inconsistent herewith are hereby confirmed and ratified.

 IN WITNESS WHEREOF, this Seventh Amendment to the Plan has been executed by the

Co rate seal attached hereto this 11th day of September, 1996.

                                        COMPANY
(COPRPORATE SEAL]                       SOUTH CAROLINA INSURANCE COMPANY


                                        By:
                                        Title: Chief Financial Officer

ATTEST:



By:
Title

                               EIGHTH AMENDMENT
                                    TO THE
                       SOUTH CAROLINA INSURANCE COMPANY
                  EMPLOYEES'PROFIT-SHARING AND SAVINGS PLAN

         THIS EIGHTH AMENDMENT to the South Carolina Insurance Company Employees' Profit-Sharing and Savings Plan (the "Plan"), made as of the day and year noted on the last page hereof, by South Carolina Insurance Company (the "Company"), to be effective as noted below.

                                  WITNESSETH.

         WHEREAS, the Company sponsors and maintains the Plan for the exclusive benefit of its employees and their beneficiaries, and, pursuant to Section 12.2(a) thereof, the Company has the right to amend the Plan at any time; and

         WHEREAS, the Company wishes to amend the Plan at this time for the purpose of modifying the vesting provisions of the Plan, and for other purposes;

         NOW, THEREFORE, the Plan is hereby amended as follows effective as indicated below:



         Section 4.2 of the Plan is amended effective as of September 30, 1997, to read as follows:

                 4.2 Vesting of Forfeitable Accounts. All amounts allocated to a Participant's Discretionary Contributions Account, PSP Discretionary Contributions Account, Matching Elective Contributions Account and Matching Voluntary Contributions Account (a Participant's 'Forfeitable Accounts') shall vest in accordance with the following rules, except as provided in Sections 3.5(f)(i), 3. 10(b), 3. 10(c)(v), 7. l(d) and 13. 10:

                          (a) Full Vesting Events. A Participant's Forfeitable Accounts shall be 100% vested and nonforfeitable as of the following dates:

                                  (i)      The date on which the Participant
                          attains age 65 while still employed by the Employer;

                                  (ii)     The date on which the Participant
                          attains his Early Retirement Age while still employed by the Employer;

                                  (iii)      The date the Participant dies
                          while still employed by the Employer; or

                                  (iv)     The date the Participant becomes
                          Disabled while still employed by the Employer.

(b) Grandfathered Vesting Schedule. An Employee whose Forfeitable Accounts are not 100% vested under the provisions of subsection (a) above shall nonetheless be 100% vested in such Accounts if such Employee (1) has at least one Hour of Service (as defined in Section 1.43(a)) on or after July 1, 1992, and (2) was an Eligible Employee in this Plan prior to September 26, 1997.

         (c) General Vesting Schedule. An Employee whose Forfeitable Accounts are not 100% vested under the provisions of subsections (a) and/or (b) above shall be vested in such Accounts in accordance with the following schedule if such Employee has at least one Hour of Service (as defined in Section 1.43(a)) on or after September 26, 1997:

                            --------------------------------------------------------------------
                              Years of Vesting Service               Vested Percentage
                              Earned by the Participant              Of the Participant
                                                                     In Forfeitable Accounts
                            --------------------------------------------------------------------
                            --------------------------------------------------------------------
                              Less than 1 Year                              0% Vested
                            --------------------------------------------------------------------
                                  1 Year                                   33% Vested
                            --------------------------------------------------------------------
                                  2 Years                                  66% Vested
                            --------------------------------------------------------------------
                                3 or more Years                           100% Vested
                            --------------------------------------------------------------------

          (d) Pre-9/27/97 Vesting Schedule. An Employee whose Forfeitable Accounts are not 100% vested under the provisions of subsections (a) and/or
(b) above and who does not have at least one Hour of Service (as defined in Section 1.43(a)) on or after September 26, 1997, shall be vested in such Accounts in accordance with the following schedule if such Employee has at least one Hour of Service (as defined in Section 1.43(a)) in a Plan Year beginning after December 31, 1988:


                              --------------------------------------------------------------------
                                   Years of Vesting Service               Vested Percentage
                              --------------------------------------------------------------------
                                   Earned by the Participant              Of the Participant
                              --------------------------------------------------------------------
                                                                          In Forfeitable Accounts
                              --------------------------------------------------------------------
                                         Less than 3 Years                       0% Vested
                              --------------------------------------------------------------------
                                              3 Years                           20% Vested
                              --------------------------------------------------------------------
                                              4 Years                           40% Vested
                              --------------------------------------------------------------------
                                              5 Years                           60% Vested
                              --------------------------------------------------------------------
                                              6 Years                           80% Vested
                              --------------------------------------------------------------------
                                         7 or more Years                       100% Vested
                              --------------------------------------------------------------------

          (e)    Pre-1989 Vesting Schedule.  Subject to the provisions of
Section 15.5(a) (a special rule for PSP Participants), a Participant whose Forfeitable Accounts are not 100% vested under the provisions of subsections
(a) and/or (b) above and who has not performed at least one Hour of Service (as defined in Section 1.43(a)) for the Employer in a Plan Year beginning after December 31, 1988 shall be vested in such Accounts depending upon the Plan Year in which amounts in such Accounts were contributed. Amounts in Forfeitable Accounts contributed during a particular Plan Year shall be fully vested as of the first day of the third Plan Year following such Plan Year, provided the Participant was performing services for the Employer as of such date.

                                        Limitations and Restrictions Regarding
                                        Vesting.

                                (i)      Nonforfeitability by Participant
                                         Conduct.  No vested portion of
                                         Participant's Account shall be
                                         forfeited as a result of conduct of
                                         the Participant.

                                        Amendments to Vesting Schedule.  If the
                          vesting schedule of this Plan is amended, the vested percentage of a Participant's Forfeitable Accounts, determined as of the later of the date on which the amendment to the Plan's vesting schedule is adopted or becomes effective, shall not be reduced by such amendment. Furthermore, any Participant who has at least 3 Years of Vesting Service (5 Years of Vesting service for Participants who do not have at least one Hour of Service in a Plan Year beginning after December 31, 1988) shall either:

                                        (A)     automatically have his or her
                                  vesting percentage computed without regard to the change in the vesting schedule unless computing his or her vested percentage under the new vesting schedule is more favorable; or

                                        (B)     have the right to elect, within
                                  60 days of (1) the day the amendment is
                                  adopted, (2) the day the amendment becomes effective, or (3) the day the Participant is issued written notice of the amendment, whichever is latest, to have the vesting schedule in effect prior to the amendment apply in computing his vested percentage;

                          whichever is selected by the Plan Administrator applicable to all affected Participants. For purposes of this paragraph (ii), an amendment to the Plan's vesting schedule is any amendment which directly or indirectly affects the computation of the vested percentage of a Participant's Accounts as described in Treas. Reg. Section 1.41 l(a)-8(c), and Years of Vesting Service shall be determined ,without regard to Section 4.4.

                                  (iii) Automatic Amendments to Vesting
                                         Schedule.  The rules of paragraph (E)
                                         above shall apply to the automatic
                                         change in the vesting schedule after
                                         the end of the Plan Year beginning in
                                         1988.  Furthermore, the rules of
                                         paragraph (ii) above shall apply to
                                         any automatic change in the vesting
                                         schedule caused by operation of
                                         Article XIV of this Plan.

                          (g) Years of Vesting Service. In determining the Years of Vesting Service completed by an Employee for purposes of this Article IV, Years of Vesting Service shall be determined pursuant to Sections 1.88 and 4.4 of this Plan.

                                       2.

All other provisions of the Plan not inconsistent herewith are hereby confirmed and ratified.

IN WITNESS WHEREOF, this Eighth Amendment to the Plan has been executed by the Company and its corporate seal attached hereto this 26th day of September, 1997.

                                  COMPANY:

[CORPORATE SEAL]               SOUTH CAROLINA INSURANCE COMPANY



                                  By:
                                  Title:

ATTEST:



By:
Title: